        As filed with the Securities and Exchange Commission on October 8, 1997
                                                       Registration No. ________
                                Investment Company Act Registration No. ________

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549
                               -----------------------

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      /X/
    Pre-Effective Amendment No.  _____                                       / /
    Post-Effective Amendment No. _____                                       / /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              /X/
    Amendment No. _____                                                      / /

                                 --------------------

                              THE PORTLAND MUTUAL FUNDS
                  (Exact Name of Registrant as Specified in Charter)

                            c/o Union Bond & Trust Company
                            5665 SW Meadows Rd., Suite 400
                              Lake Oswego, Oregon  97035
                       (Address of Principal Executive Offices)

                 Registrant's Telephone Number, including Area Code:
                                    (503) 620-7899

                                      Joan Hall
                            c/o Union Bond & Trust Company
                            5665 SW Meadows Rd., Suite 400
                              Lake Oswego, Oregon 97035
                       (Name and Address of Agent for Service)

                                      Copies to:
R. Toby Borst, Esq.                          Perry J. Shwachman, Esq.
Dunn, Carney, Allen, Higgins & Tongue        Christopher S. Petito, Esq.
851 S.W. Sixth Avenue, Suite 1500            Katten Muchin & Zavis
Portland, Oregon 97204                       525 West Monroe St., #1600
                                             Chicago, Illinois 60661-3693

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

REGISTRANT IS REGISTERING AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST BY THIS REGISTRATION STATEMENT PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940.

--------------------------------------------------------------------------------

                              THE PORTLAND MUTUAL FUNDS

                          CONTENTS OF REGISTRATION STATEMENT

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Form N-1A Cross Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                              THE PORTLAND MUTUAL FUNDS

                           PORTLAND STABLE INVESTMENT FUND

                           FORM N-1A CROSS REFERENCE SHEET

Part A Item No. and Caption               Prospectus Caption
---------------------------            ---------------------------

1.  Cover Page                         Cover Page

2.  Synopsis                           The Fund; Expense Information

3.  Condensed Financial Information    Not Applicable

4.  General Description of             Investments and Related Risks;
    Registrant                         Investment Practices

5.  Management of the Fund             Expense Information; Additional
    Information

6.  Capital Stock and Other            Who May Invest; Purchase and Redemption
    Securities                         of Fund Shares;Additional Information

7.  Purchase of Securities Being       Purchase and Redemption of Fund Shares;
    Offered                            Additional Information

8.  Redemption or Repurchase           Purchase and Redemption of Fund Shares

9.  Legal Proceedings.                 Not Applicable

                              THE PORTLAND MUTUAL FUNDS

                           PORTLAND STABLE INVESTMENT FUND

                           FORM N-1A CROSS REFERENCE SHEET

                                   -- Continued --

Part B Item No. and Caption            Statement of Additional Information
                                       Caption
---------------------------            -----------------------------------

10. Cover Page                         Cover Page

11. Table of Contents                  Table of Contents

12. General Information and History    Management of the Fund

13. Investment Objectives and          Investment Objectives and Policies
    Policies

14. Management of the Fund             Management of the Fund

15. Control Persons and Principal      Management of the Fund
    Holders of Securities

16. Investment Advisory and Other      Investment Advisory and Other Services
     Services

17. Brokerage Allocation and Other     Fund Transactions and Brokerage
    Practices                          Allocation

18. Capital Stock and Other            See Prospectus:  Purchase and Redemption
    Securities                         of Fund Shares

19. Purchase, Redemption and Pricing   Purchase and Redemption of Fund Shares
    of Securities Being Offered

20. Tax Status                         Taxation

21. Underwriters                       Investment Advisory and Other Services;
                                       see Prospectus: Additional Information

22. Calculation of Performance Data    Performance Information

23. Financial Statements               Financial Statements

Part C Item No. and Caption
---------------------------

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

INFORMATION HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   Subject to Completion, dated [October 8], 1997

                              THE PORTLAND MUTUAL FUNDS

                           PORTLAND STABLE INVESTMENT FUND
                            c/o Union Bond & Trust Company
                            5665 SW Meadows Rd., Suite 400
                              Lake Oswego, Oregon  97035

                                     PROSPECTUS


    The objective of the Portland Stable Investment Fund (the "Fund") is to provide investors with a high level of current income while preserving principal and maintaining a stable net asset value per share. The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of investment grade fixed income securities, money market instruments, options, futures and other instruments. The Fund is not a money market fund, and there can be no assurance that it will be able to maintain a stable net asset value per share or otherwise achieve its objective.

    The Fund is a separate series of The Portland Mutual Funds (the "Trust"), an open-end, management investment company ("mutual fund"). Union Bond & Trust Company ("UBT") is the investment adviser for the Fund.

    The Fund offers three classes of Shares. Classes A and B are offered to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), "government plans" as defined in
Section 414(d) of the Code, "eligible deferred compensation plans" as defined in Section 457 of the Code, tax sheltered annuity plans qualifying under
Section 403(b) of the Code and to bank-maintained collective investment funds that hold exclusively assets of U.S. employee benefit plans qualified under
Section 401(a) and tax exempt under Section 501(a) of the Code, and other plans eligible to invest in bank-maintained collective investment funds. Class C Shares are offered exclusively to individual retirement accounts as defined in Section 408 of the Code.

    This Prospectus contains important information concerning the Fund that a prospective investor should know before investing. Please read it before investing and retain it for future reference. To learn more about the Fund, investors can obtain a copy of the Fund's Statement of Additional Information

("SAI"), dated [October 8], 1997, which has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy of this document, please write to the Trust at the address given above, or call the Trust's service agent at 1-800-548-4806.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Shares of the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, UBT, and the shares are not Federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                                  TABLE OF CONTENTS

                                                                            Page

THE FUND.....................................................................
    WHO MAY INVEST...........................................................
    EXPENSE INFORMATION......................................................
    INVESTMENTS AND RELATED RISKS............................................
    INVESTMENT PRACTICES.....................................................

PURCHASE AND REDEMPTION OF FUND SHARES.......................................
    CLASSES OF SHARES........................................................
    PLAN PARTICIPANT TRANSACTIONS............................................
    PURCHASE OF SHARES.......................................................
    REDEMPTION OF SHARES.....................................................
    NET ASSET VALUE..........................................................

ADDITIONAL INFORMATION.......................................................
    CHARACTERISTICS OF FUND SHARES...........................................
    BOARD OF TRUSTEES........................................................
    INVESTMENT ADVISORY AND OTHER SERVICES...................................
    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.................................
    TAX CONSIDERATIONS.......................................................
    REPORTS..................................................................
    PERFORMANCE ADVERTISING..................................................
    PRIOR PERFORMANCE OF INSTITUTIONAL PRIVATE ACCOUNTS
      MANAGED BY UBT AND ITS AFFILIATE.......................................

                                       THE FUND

    The Fund's investment objectives are to preserve principal, obtain a high level of current income and maintain a stable value per share. The Fund intends to achieve its objectives by investing in a diversified portfolio of investment grade fixed income securities, money market instruments, options, futures and other instruments ("Securities") and by entering into book value benefit responsive agreements ("Wrapper Agreements") (together "Portfolio Securities") with large financial institutions, such as banks and insurance companies, which at the time of agreement have a current long-term debt or claims paying ability rating in one of the two highest rating categories by Moody's Investor Services, Inc. ("Moody's") or Standard & Poors Corporation ("S&P"). The Wrapper Agreements are intended to stabilize the net asset value ("NAV") per share of the Fund ("Share"). In that regard, it is expected that under normal circumstances, the value of the Wrapper Agreements will fluctuate in inverse proportion to fluctuations in the value of the Securities. However, there can be no assurance that the Fund will achieve its objectives. See "Investment Practices and Related Risks" herein.

WHO MAY INVEST.

    The Fund offers three classes of Shares. Classes A and B are offered to employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), "government plans" as defined in
Section 414(d) of the Code, "eligible deferred compensation plans" as defined in Section 457 of the Code, employee benefit plans qualifying under Section 403(b) of the Code (each, a "Plan" and collectively, the "Plans") and to bank-maintained collective investment funds that hold exclusively assets of U.S. employee benefit plans qualified under Section 401(a) and tax exempt under Section 501(a) of the Code and other plans eligible to invest in bank-maintained collective investment funds (each, a "Bank Collective Fund" and collectively, the "Bank Collective Funds"). Class C Shares are offered solely to individual retirement accounts as defined in Section 408 of the Code ("IRAs"). A Plan or a Bank Collective Fund desiring to invest in the Fund must restrict participants in such Plan or in employee benefit plans investing in the Bank Collective Fund from transferring monies from the Fund to a different fixed income investment option which has a targeted average duration of three years or less, or seeks to maintain a stable value per unit or share (a "Competing Fund"); provided, however, that transfers by participants to a non-Competing Fund may, after a three-month period in such non-Competing Fund, be transferred to a Competing Fund without restriction. See "Expense Information" and "Purchase and Redemption of Fund Shares" herein.

    The Fund is designed for investors seeking preservation and stability of principal and a level of current income higher than money market mutual funds over most time periods. However, upon redemption Shares may be worth more or less than their original cost. The Fund is not in itself a balanced investment plan. Participants of employee benefit plans (collectively "Plan Participants") and owners of individual retirement accounts ("IRA Owners") should consider their investment objectives and tolerance for risk when making an investment decision. See "Additional Information" herein.

EXPENSE INFORMATION.

    The Fund pays annual operating expenses out of the Fund's assets. An investment advisory fee and an administrative services fee is paid by the Fund to UBT. The Fund incurs additional expenses in connection with, among other things, maintaining shareholder records, furnishing shareholder statements and providing semi-annual financial reports. The following tables are intended to assist investors in understanding the expenses associated with investing in the Fund. The expenses shown below are estimates for the first full year of operations.
The tables provide (i) a summary of expenses related to purchases and redemptions (sales) of Shares, (ii) the anticipated aggregate annual operating expenses of the Fund, expressed as a percentage of average daily net assets, and (iii) an illustration of the dollar cost of such expenses on a $1,000 investment in the Fund.


Shareholder Transaction Expenses       Class A Shares    Class B Shares    Class C Shares
--------------------------------       --------------    --------------    --------------
Maximum Sales Charge on Purchases      NONE              NONE              NONE

Maximum Deferred Sales Charge
(As a Percentage of the Original       NONE              NONE              3.0%
Purchase Price)

Maximum Sales Charge
     on Reinvested Dividends           NONE              NONE              NONE

Maximum Redemption Fee                 2.0%              2.0%              2.0%
(As a Percentage of the Amount
Redeemed)



    Shareholder transaction expenses are charges paid when investors purchase, redeem, or exchange Shares. Plan Participant directed redemptions of Class A or B Shares for reasons of death, disability, retirement, employment termination, loans, hardship, and other Plan permitted withdrawals and investment transfers to non-Competing Funds (each, a "Benefit Responsive Payment Event") are not subject to a redemption fee. Redemptions of Class A or B Shares directed by Plans or Bank Collective Funds with 12 months' prior notice are also not subject to a redemption fee. All other redemptions of Class A or B Shares are subject to a redemption fee of 2% of the proceeds of the redemption.

    Redemptions of Class C Shares for reasons of death or disability, as defined in Section 72(m)(7) of the Code, (each, an "IRA Qualified Payment Event") are not subject to a redemption fee or a deferred sales charge. Redemptions of Class C shares unrelated to an IRA Qualified Payment Event but made with 12 months prior notice, and redemptions of Class C Shares by an IRA Owner after such IRA Owner attains the age of 59-1/2, are not subject to a redemption fee, but are subject to a contingent deferred sales charge. All other redemptions of Class C Shares are subject to a redemption fee of 2% of the proceeds of the redemption and to payment of a contingent deferred sales charge. Class C Shares subject to a contingent deferred sales charge pay a 3% charge if redeemed within one year of purchase, 2% if redeemed within the following year, and 1% if redeemed during the third year after purchase. Class C Shares held for more than three years are not subject to a contingent deferred sales charge. The contingent deferred sales charge, if applicable, is based on the original purchase price of the redeemed shares. Class A and C Shares are subject to a 0.25% Rule 12b-1 fee. Class B Shares are subject to a 0.05% Rule 12b-1 fee, which the Distributor has agreed voluntarily to waive. As a result of the accrual of Rule 12b-1 fees on Class A and C Shares, long-term shareholders of Class A or C Shares may pay more than the economic equivalent of the maximum initial sales charges permitted by the National Association of Securities Dealers, Inc.
See "Purchase and Redemption of Fund Shares" herein.

    Annual Operating Expenses (as a percentage of the Fund's average daily net assets)


                                 Class A Shares      Class B Shares      Class C Shares
                                 --------------      --------------      --------------
Investment advisory fee (after        0.25%               0.25%               0.25%
reimbursement or waiver)

Rule 12b-1 fee                        0.25%               0.00%(1)            0.25%

Other expenses (after                 0.15%               0.15%               0.50%
reimbursement or waiver)(2)

Total operating expenses (after       0.65%               0.40%               1.00%
reimbursement or waiver)



(1) Class B shares are subject to a 0.05% Rule 12b-1 fee, all of which the Fund's Distributor has voluntarily agreed to waive.

(2) "Other expenses" include certain additional services provided to the Fund by UBT.


EXPENSE TABLE EXAMPLE:

    An investor would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period. No redemption fee has been included. The Class C Shares reflect the imposition of the contingent deferred sales charge upon redemption at the end of each period illustrated.
                                  ONE YEAR       THREE YEARS

Class A Shares                            $7              $21

Class B Shares                            $4              $13

Class C Shares                           $42              $44

    An investor would pay the following expenses on the same investment in Class C shares, assuming no redemption:
                                  ONE YEAR       THREE YEARS

Class C Shares                            $10             $32

    The Annual Operating Expense Table and the Example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The investment advisory and 12b-1 fees are based upon the Fund's Investment Advisory Agreement with UBT and the 12b-1 Plan adopted by the Board of Trustees of the Trust (the "Board of Trustees"). The other expenses are based on estimated amounts for the current fiscal year.

    Under the Investment Advisory Agreement, UBT is entitled to an Advisory Fee of 0.35% of average daily net assets. UBT has voluntarily agreed to waive 0.10% of that fee. In addition, UBT has agreed to waive or limit its Advisory Fees or assume Other Expenses (except for Rule 12b-1 fees) in an amount that operates to limit annual operating expenses of the Fund (exclusive of Rule 12b-1 fees) to no more than 0.40% for Class A, 0.40% for Class B and 0.75% for Class C (expressed as a percentage of average daily net assets). Each such waiver of Advisory Fees or assumptions of Other Expenses by UBT is subject to a possible reimbursement by the Fund in future years if such reimbursement can be achieved within the foregoing annual expense limits. Nevertheless, it is not expected that UBT will need to waive or limit its Advisory Fees or to assume Other Expenses for the Fund during the current fiscal year, assuming the average assets of the Fund are at least $100 million. UBT also has agreed voluntarily to waive 0.10% of the 0.25% fee to which it is entitled under the Administrative Services Agreement. UBT may terminate its waiver of Advisory and Administrative Services Fees and assumption of Other Expenses at any time, in its sole discretion without notice to shareholders. In the absence of such fee waivers and expense assumptions, and with respect to the Class B Shares, in the absence of the waiver of the Rule 12b-1 fee, it is estimated that "Total Operating Expenses" would be .85% for Class A Shares, 0.65% for Class B Shares and 1.35% for Class C Shares.

    The Example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Also, the Example assumes a 5% annual return: actual performance, however, will vary and may result in a return of greater or less than 5%.

    Subject to obtaining necessary regulatory approvals, Class A, B and C Shares of the Fund will be sold by First Financial Company as the Trust's distributor. For more information about the Fund's expenses, see "Additional Information" and "Purchase and Redemption of Fund Shares" herein.

    The Fund will have a fiscal year end of December 31. As this is the Fund's first fiscal year, financial information with respect to the Fund is not available at this time.

INVESTMENTS AND RELATED RISKS.

    The Fund's investment objective is to preserve principal, obtain a high level of current income and maintain a stable net asset value per Share. The Fund seeks to achieve its investment objective by investing its net investable assets in Securities and by entering into Wrapper Agreements. The Fund's rate of return is expected to be higher than most money market mutual funds. However, there can be no assurance that the Fund's investment objectives will be achieved or that the Fund's rate of return will be higher than that of most money market mutual funds.

    Generally, the value of Securities will fluctuate based upon market conditions, interest rates, credit quality of the issuer, and economic and political events. For instance, normally the prices of Securities will fall when interest rates rise, and rise when interest rates fall. Similarly, a worsening in the credit quality of an issuer of a Security will generally result in a lower price, while an improved credit quality normally will have the opposite effect. The Wrapper Agreements are intended to stabilize the NAV per Share by offsetting fluctuations in the value of the Securities under certain conditions. In most circumstances, the combination of Securities and Wrapper Agreements held by the Fund is expected to provide Fund shareholders with a stable NAV per Share.

    The Fund will incur certain costs in connection with its investment in Wrapper Agreements. These costs may reduce the Fund's investment return as compared to the return on a direct investment in Securities. Further, the Wrapper Agreements do not guarantee the Fund against loss if an issuer of Securities defaults on payments of interest or principal or if the credit rating of a Security is downgraded to a level that makes it ineligible for coverage under a Wrapper Agreement. In addition, a Wrapper Agreement provider ("Wrap Provider") could default on its obligations under the Wrapper Agreement or the Fund might be unable to obtain Wrapper Agreements covering all of its assets. The value of the Shares might decline in the event of either type of default or if the Fund is unable to obtain Wrapper Agreements covering all of its assets. In addition, the Board of Trustees may determine, based on a lowering of the Wrap Provider's credit rating or otherwise, that a Wrapper Agreement should be valued at a lower value than would otherwise be sufficient to maintain the Fund's NAV per Share. See "Wrapper Agreements -- Specific Risks of Wrapper Agreements" herein.

    The Fund expects to invest at least 65% of its total assets in fixed income securities ("Fixed Income Securities"). The Fund will invest primarily in Fixed Income Securities rated at the time of purchase in one of the top two rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services ("S&P"), or Duff & Phelps Credit Rating Co. ("Duff & Phelps"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"), or, if not rated by a NRSRO, of comparable quality as determined by UBT in accordance with procedures adopted by the Board of Trustees. The Fund, however, from time to time may purchase Fixed Income Securities with a lower rating, provided that such Fixed Income Securities will be rated at least investment grade at the time of purchase by Moody's, S&P, or Duff & Phelps, or comparably rated by another NRSRO, or, if not rated by a NRSRO, of comparable quality as determined by UBT in accordance with procedures adopted by the Board of Trustees.

    The Fixed Income Securities purchased by the Fund will include securities issued or guaranteed by the U.S. Government, or any agency or instrumentality thereof; debt of domestic or foreign entities, including corporate, sovereign or supranational entities; asset-backed securities issued by domestic or foreign entities; mortgage pass-through securities issued by governmental entities such as the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Federal National Mortgage Association; mortgage pass-through securities issued by non-government entities such as mortgage lenders, banks, or other financial institutions, including private label mortgage pass-through securities; collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit securities ("REMICs"), which are mortgage-backed debt instruments that make payments of principal and interest at a variety of intervals and are collateralized by any of the aforementioned mortgage pass-through securities; and other U.S. Government or agency obligations, including Treasury Income Growth Receipts ("TIGRs"), Certificates of Accrual Treasury Securities ("CATS"), Treasury Receipts ("TRs") and other zero coupon securities (securities consisting solely of the principal or interest component of a U.S. Treasury bond).

    In addition to the Fixed Income Securities, the Fund intends to invest a certain percentage of its assets in liquid short-term investments, including bankers' acceptances, commercial paper, time deposits, certificates of deposit, and other instruments of foreign and domestic corporations, banks and thrift institutions ("Cash Account Assets"). Short-term investments purchased by the Fund will be rated, at the time of purchase, in one of the top two short-term rating categories by an NRSRO or, if unrated, will be of comparable quality as determined by UBT in accordance with procedures adopted by the Board of Trustees. The Fund may invest up to 35% of its total assets in such short-term investments for purposes of liquidity and up to 100% of its total assets in such instruments for temporary defensive purposes. The Fund may also invest in repurchase agreements, reverse repurchase agreements and dollar rolls, options and futures contracts, when issued securities and delayed delivery securities and Rule 144A securities (as defined below). See "Investment Practices" herein.

    In seeking to maintain a stable NAV per share, the Fund will enter into Wrapper Agreements with respect to its Securities. As such Securities will fluctuate in value, under normal conditions the Wrapper Agreements are expected to fluctuate in value in inverse proportion to fluctuations in the value of the Securities. Therefore, as interest rates rise and the value of Securities decrease, the value of the Wrapper Agreements increase. Alternatively, if interest rates decrease and the value of the Securities rise, the value of the Wrapper Agreements is expected to decrease proportionally and may have a negative value and be a liability of the Fund.

    Under normal market conditions, the average duration of the Fund will range from 2.0 to 4.5 years. In general, duration is a measure of the expected life of a security on a present value basis which incorporates the security's yield, coupon interest payments, final maturity and call features into a single measure. Changes in the Fund's duration will be accomplished primarily through the reinvestment of cash flows and selective trading of Securities.

     The Fund is not a money market fund as defined in Rule 2a-7 of the Investment Company Act of 1940. In that regard, it is important to note the distinction between the Fund and short-term investments such as money market funds. The Securities held by the Fund have a longer average maturity than those of money market funds. Because a money market fund has a shorter average maturity, its yield will track the direction of current market rates of return more closely than the Fund. For example, in a rising interest rate environment, money market fund yields may rise more quickly than will the Fund's. In a falling interest rate environment, money market fund yields may fall more quickly than the Fund's. Over the long-term, however, intermediate term Fixed Income Securities such as those purchased by the Fund have historically produced higher returns than short-term investments (i.e., money market funds). For additional information on the investment objectives of the Fund, see "Investment Practices" in this Prospectus and the SAI for more information.

    FIXED INCOME SECURITIES. Fixed Income Securities are subject to interest rate, credit and reinvestment risk. The value of Fixed Income Securities usually will fluctuate with changes in interest rates. As interest rates rise, the value will generally decrease, and when interest rates fall, the value usually increases. Generally, the shorter the maturity of the Fixed Income Security, the lower its yield and the less sensitive it is to interest rate changes. In order to help maintain an average portfolio duration of 2.0 to 4.5 years, the Fund intends to invest primarily in Fixed Income Securities with short-term to intermediate term maturities.

    Fixed Income Securities are also subject to the risk that the issuer will become impaired or default on its obligations. In that regard, the Fund is subject to the credit risk of each issuer of a Fixed Income Security. If the issuer of a Fixed Income Security defaults on its obligations, the Fund's interest income may be reduced or the Fund may incur a loss of principal. The ratings and certain other requirements which apply to the Fund's permitted investments, as described elsewhere in this Prospectus and the SAI, are intended to limit the amount of credit risk undertaken by the Fund. In addition, to minimize credit risk, UBT intends to diversify the Fund's investments, and to analyze the creditworthiness of and to monitor each such investment.

    UBT, as adviser to the Fund, selects the Fixed Income Securities purchased by the Fund. In that regard, UBT may use trading as a means of managing the Fund in seeking to achieve its investment objectives. Purchases and sales of Fixed Income Securities will occur when UBT believes that such transactions will be beneficial for the Fund. Therefore, the Fund's ability to meet its objectives will depend in part on UBT's ability to evaluate particular securities and anticipate relevant market conditions, including interest rate trends.

    The Fund may invest in various types of Fixed Income Securities. The following is a description of the types of Fixed Income Securities in which the Fund intends primarily to invest, together with a description of certain risks associated with such securities. Investment in such types of Fixed Income Securities is not a fundamental policy of the Fund, and therefore, changes in the types of such investments are not subject to shareholder approval.

    UBT may decide not to purchase all of the following types of instruments or use all of the investment techniques described below to the full extent permitted, unless it believes that doing so will help the Fund achieve its goal. Current holdings and investment strategies will be described in the financial reports of the Fund, which will be sent to shareholders twice annually.

    U.S. GOVERNMENT AND AGENCY SECURITIES. The Fund may invest in bills, notes, bonds and other debt securities issued by the U.S. Treasury which are direct obligations and subject to the full faith and credit of the U.S. Government. In addition, the Fund may invest in securities which are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Securities issued by some agencies and instrumentalities are supported by the instrumentalities' right to borrow from the U.S. Treasury under certain circumstances. Securities issued by certain other U.S. agencies or instrumentalities are supported only by the credit of the entity that issued them.

    FOREIGN GOVERNMENT AND AGENCY FIXED INCOME SECURITIES. Debt instruments issued or guaranteed by foreign governments or agencies ("foreign debt obligations"), especially foreign debt obligations of developing countries, may involve a high degree of risk. The issuer of the obligation or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and interest when due and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.

    MORTGAGE-BACKED SECURITIES. The Fund may purchase mortgage-backed securities issued by the U.S. Government, its agencies or instrumentalities and non-governmental entities such as banks, mortgage lenders and other financial institutions. In general, mortgage-backed securities include mortgage-backed bonds, mortgage pass-through securities and mortgage pay-through securities. A mortgage-backed bond is a general obligation of the issuer, payable out of the issuer's general funds and secured by a first lien on a pool of mortgages. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the investors. Mortgage pay-through securities show characteristics of both pass-through and mortgage-backed bonds. The mortgage pass-through securities issued by non-governmental entities such as banks, mortgage lenders or other financial institutions in which the Fund may invest include private label mortgage pass-through securities. Collateralized Mortgage Obligations ("CMOs") are mortgage pay-through securities collateralized by mortgages or mortgage-backed securities. CMOs are generally issued in classes and series that have different maturities and often are retired in sequence. Mortgage-backed securities also include other debt obligations secured by mortgages on residential or commercial real estate properties.

    Mortgage-backed securities, unlike ordinary fixed income securities, which generally pay a fixed rate of interest and return principal upon maturity, may repay both interest income and principal as part of their periodic payments. Mortgage-backed securities are subject to certain "pre-payment" risks since the underlying mortgage certificates can be prepaid at any time. Prepayment risk or call risk is the likelihood that, during periods of falling interest rates, mortgages with higher stated interest rates will be prepaid prior to maturity (whether through refinancings or otherwise), requiring the Fund to invest the proceeds at generally lower interest rates.

    CORPORATE DEBT SECURITIES. Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).

    ASSET-BACKED SECURITIES. Asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans or accounts receivable, such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit agreements. These securities may be in the form of a beneficial interest in a special purpose trust, a limited partnership interest, or commercial paper or other debt securities issued by a special purpose entity. Typically, payments or distributions of principal and interest on asset-backed securities are credit-enhanced or guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer.

    Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Generally, these securities do not have the benefit of the same type of security interest in the related collateral. For example, credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Additionally, there is the risk in connection with automobile receivables that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

    ZERO COUPON SECURITIES. Zero Coupon Securities, including TIGRs, CATS and TRs, are the separate income or principal components of a debt instrument. Unlike most other debt securities, however, zero coupon debt securities do not make regular interest payments.
Therefore, zero coupon securities involve risks that are similar in most respects to those of other debt securities, except that their market price may be more volatile.

    WRAPPER AGREEMENTS. A Wrapper Agreement is a contract between the Fund and a bank, insurance company or other financial institution (a "Wrap Provider"), under which the Wrap Provider agrees to make payments to the Fund upon the occurrence of certain events. By purchasing Wrapper Agreements, the Fund expects to be able to maintain a stable NAV per Share, because under normal circumstances, the value of the Fund's Wrapper Agreements is expected to vary inversely with the value of the Fund's assets covered by such Wrapper Agreements (the "Underlying Assets"). Therefore, when the value of the Underlying Assets is less than their "Book Value" (essentially the purchase price of the Underlying Assets plus any accrued net income thereon), the Wrapper Agreements will be assets of the Fund with a value equal to such deficiency. Similarly, when the value of the Underlying Assets is more than their Book Value, the Wrapper Agreements will be liabilities of the Fund with a value equal to such excess. Accordingly, under normal conditions, the sum of the total value of the Fund's Wrapper Agreements plus the total value of all of the Fund's Underlying Assets is expected to equal the purchase price of the Underlying Assets, plus interest on the Underlying Assets at the rate determined in the Wrapper Agreements.

    DESCRIPTION OF WRAPPER AGREEMENTS. Under a Wrapper Agreement, the Wrap Provider agrees to make certain payments to the Fund in exchange for an annual premium which is typically .__% to .__% per dollar of the Underlying Assets covered by any Wrap Agreement. These payments made by the Wrap Provider are designed to enable the Fund to make redemption payments reflecting the purchase price of the Underlying Assets rather than the market value of the Underlying Assets. Payments may be made under a Wrapper Agreement when Shares are redeemed, at termination of the Wrapper Agreement, or both. The payments are based upon the Book Value of the Wrapper Agreement. Book Value usually is equal to the sum of (i) the purchase price of the Underlying Assets, minus (ii) the sale price of the Underlying Assets liquidated to fund Share redemptions, minus
(iii) payments made by the Wrap Provider, plus (iv) interest accrued at the crediting rate. The crediting rate is the yield on the Underlying Assets, adjusted to reflect the amortization of differences between the market value of the Underlying Assets and Book Value over the duration of such Underlying Assets, minus Wrap Provider fees and Fund expenses. The crediting rate is reset at least quarterly. Therefore, among other things, the crediting rate may be affected by defaulted securities and by increases and decreases in the Underlying Assets as a result of purchases and redemptions of Shares. In addition, since the crediting rate reflects the amortization of unrealized and realized gains and losses on the Underlying Assets, such rate may not reflect the actual returns achieved by the Underlying Assets. Further, such rate may be significantly greater or less than current market interest rates; provided, that under each Wrapper Agreement the crediting rate will never be less than zero.

    If, to effectuate a redemption payment, the Fund is required to liquidate Underlying Assets, the Wrap Provider may be obligated to pay the Fund all or some of the difference between the fair market and corresponding Book Value of such Underlying Assets (if fair market value is less than Book Value). If, on the other hand, the market value of the liquidated Underlying Assets exceeds the corresponding Book Value, the Fund may be obligated to pay all or some of the difference to the Wrap Provider. The parties' respective obligations under the Wrapper Agreements arising from the sale of Underlying Assets may be paid immediately or may be netted against one another. Through such obligations, the Wrapper Agreements should, under normal conditions, reduce the interest rate risk associated with the Fund's investment in Securities.

    A Wrapper Agreement may allow the Fund to borrow money from the Wrap Provider to make redemption payments. Such borrowings may enable the Fund to avoid losses and the costs involved in liquidating Underlying Assets. Any such borrowing will accrue interest daily at a rate agreed to by the Fund and the Wrap Provider; which rate may be greater or less than the return the Fund may achieve by retaining Underlying Assets. Also, if the Wrapper Agreement requires that the proceeds of all new Share purchases be used to repay any outstanding borrowing, the Fund may not be able to take advantage of investment opportunities. See "Investment Practices," "Investment Practices - Repurchase Agreements, Reverse Repurchase Agreements, Securities Lending" and "Investment Practices -- Borrowing" herein.

    Wrapper Agreements may be "participating," "non-participating," or a hybrid combination of the two. Under a "participating" Wrapper Agreement, the Fund will not receive any payments from the Wrap Provider until it has liquidated all of the Underlying Assets. If at that time, there is any remaining Book Value, the Wrap Provider will pay the Fund such remainder. Under a "non-participating" agreement, if there is a difference between the value of the Underlying Assets and Book Value, the Wrap Provider or the Fund will make a payment to the other each time Underlying Assets are liquidated to fund Share redemptions. If the value of the Underlying Assets is less than Book Value, the Wrap Provider will make a payment to the Fund, while if the value of the Underlying Assets is greater than Book Value, the Fund will make a payment to the Wrap Provider. In either case, the payment will be equal to the difference between (i) the amount necessary to fund the redemption, and (ii) the product of the amount of the redemption multiplied by the ratio of the value of the Underlying Assets to Book Value. Under a "hybrid" Wrapper Agreements a certain percentage of payments are treated as "participating," with all remaining payments being "non-participating."

    Generally, payments under a Wrapper Agreement will be made within one day after the Fund requests a payment. Unless the Share redemption is to be made on 12 months' notice, the Wrap Providers will be obligated to make payments within such one day period. In addition, each Wrapper Agreement will allow the Fund, in the Fund's discretion, to assign a portion of the Wrapper Agreement to a Class A or B shareholder as a payment in kind. See "Purchase and Redemption of Fund Shares -Redemption of Shares" herein.

    Payment requests will be allocated among Wrap Providers on a pro-rata basis, based upon the Book Value of each Wrapper Agreement. However, if a portion of a Wrapper Agreement is to be assigned as a payment in kind to a shareholder, the Fund will have the discretion to choose to allocate the payment to a single Wrapper Agreement. In that circumstance, the Fund will address subsequent requests for such assignments to a different Wrap Provider until each Wrap Provider has made roughly its pro rata share of such assignments.

    The terms of a Wrapper Agreement may require that the Underlying Assets have a specified duration or maturity, consist of specified types of securities or be of a specified credit quality. The Fund will purchase Wrapper Agreements whose criteria in this regard are consistent with the Fund's investment objectives and policies as set forth in this Prospectus and the SAI. The Wrapper Agreement also may limit the Fund's ability to change the investment objectives, policies and restrictions set forth in this Prospectus and the SAI, absent the consent of the Wrap Provider.

    A Wrapper Agreement may mature on a specified date, and may be terminable upon notice by the Fund or a default by either the Fund or Wrap Provider. An "evergreen" Wrapper Agreement contains no maturity date. Under this type of Wrapper Agreement, either the Fund or the Wrap Provider may elect to terminate the Wrapper Agreement through a fixed maturity conversion. This means that the Wrapper Agreement will terminate on a future date which is generally determined by adding the duration of the Underlying Assets to the date either party makes such election (e.g., if the election date is 1/1/2001 and the duration of the Underlying Assets is 3 years, the Wrapper Agreement will terminate on 1/1/2004). In addition, during the conversion period, the Fund may be required to comply with certain restrictions with respect to certain Underlying Assets deemed to be covered by the terminating Wrapper Agreement. Such restrictions typically include a requirement that the duration of such Underlying Assets approximately equal the remaining time until the termination of the conversion period.

    Generally, at termination of a Wrapper Agreement, the Wrap Provider will be required to pay the Fund any excess in Book Value over the value of the Underlying Assets. However, if the Wrapper Agreement terminates because of a default by the Fund or upon written notice by the Fund (other than through fixed maturity conversion), no such payment is made.

    SPECIFIC RISKS OF WRAPPER AGREEMENTS. The Fund expects that its use of Wrapper Agreements will allow it to maintain a stable NAV per Share and to pay dividends to shareholders which reflect the interest income and market value gains and losses of the Underlying Assets less the expenses incurred by the Fund and Wrap Provider fees. However, there can be no assurance that the Fund will maintain such a stable NAV per Share, or that any shareholder will achieve the same investment return as would be realized by directly investing in the Underlying Assets. As the crediting rates under the Wrapper Agreements reflect the amortization of realized and unrealized gains and losses on the Underlying Assets, a shareholder could realize more or less than the actual investment returns of the Underlying Assets depending upon the timing of the shareholder's purchases and redemptions of Shares, as well as those of other shareholders. In addition, the following risks are inherent in Wrapper Agreements, and could prevent the Fund from achieving its investment objectives.

    FAILURE TO OBTAIN REPLACEMENT WRAPPER AGREEMENTS. If a Wrapper Agreement matures or terminates, the Fund may be unable to obtain a replacement Wrapper Agreement or a Wrapper Agreement with substantially the same terms as the maturing or terminating agreement. In that event, the Fund may not be able to maintain a stable NAV per Share. If at such time the value of the Underlying Assets is less than Book Value, the Fund may be required to reduce its NAV accordingly. Likewise, if at such time the value of the Underlying Assets is greater than Book Value, the Fund's NAV may increase. In either case, shareholders may experience unexpected fluctuations in the value of their Shares. Further, if the new Wrapper Agreement contains unfavorable terms, such as a higher Wrap Provider fee, the returns of the Fund may be negatively affected.

    UNWRAPPED FUND ASSETS. It is currently contemplated that all of the Fund's Securities will be covered by Wrapper Agreements. The Fund, however, may not be able to purchase or maintain Wrapper Agreements with respect to all Securities. Moreover, the Fund may determine not to enter into Wrapper Agreements with respect to certain of its Securities. Further, a large, sudden increase in the amount of Share purchases could result in the Fund being unable to obtain sufficient Wrapper Agreements to cover all its Underlying Assets. In that event, the Fund may not be able to achieve its investment policy of maintaining a stable NAV per share, because fluctuations in the market value of assets that are not covered by Wrapper Agreements may affect the Fund's NAV per Share.

    VALUATION OF WRAPPER AGREEMENTS. The value of each Wrapper Agreement will be determined by UBT, in accordance with policies and procedures established by the Board of Trustees on behalf of the Fund. If a Wrap Provider defaults on its obligations under a Wrapper Agreement or any other agreement, becomes insolvent, or enters insolvency proceedings, the value of the Wrapper Agreement will be reduced to reflect the Wrap Provider's inability to meet its obligations under the Wrapper Agreement. Further, if a Wrap Provider's credit ratings are downgraded or if the Board determines that a Wrap Provider may no longer be able to satisfy its obligations under a Wrapper Agreement in a timely manner, the value of the Wrapper Agreement may be reduced to reflect the uncertainty that the Wrap Provider will be able to meet its obligations under the Wrapper Agreement. In any such case, the Fund may not be able to maintain a stable NAV per Share and may experience a decrease or increase in its NAV per Share.

    CREDIT RISK OF UNDERLYING ASSETS. Wrapper Agreements usually do not require the Wrap Provider to assume the credit risk associated with the issuer of any Underlying Asset. Therefore, defaults by, and downgrades below investment grade of, the issuer of an Underlying Asset usually will cause such Underlying Asset to be removed from the coverage of a Wrapper Agreement. In addition, certain other downgrades of Underlying Assets will cause such Underlying Assets to be removed from the coverage of a Wrapper Agreement unless and until such Assets' credit rating is upgraded to its former level. In these situations, the termination of the coverage of such Underlying Assets in most circumstances will cause the value of the Wrapper Agreement to decrease by an amount essentially equal to the difference between the purchase price and the fair market value of such assets. In any such event, the Fund may suffer a decrease in its NAV and may not be able to maintain a stable NAV per Share.

    DEPENDENCE UPON A LIMITED NUMBER OF WRAP PROVIDERS. It is currently intended that the Fund will maintain Wrapper Agreements with one or more Wrap Providers. If the Fund maintains more than one Wrapper Agreement, coverage of the Underlying Assets will be allocated among such Wrapper Agreements. However, there is no guarantee that the Fund will be able to obtain more than one Wrapper Agreement, and therefore, it is possible that the Fund may be totally dependent upon one Wrap Provider for coverage of all of the Underlying Assets.

    LIABILITY OF WRAP PROVIDERS. A Wrap Provider's payment obligation is limited to the Book Value of its Wrapper Agreement. If the Fund enters into Wrapper Agreements with more than one Wrap Provider, no Wrap Provider will be jointly liable for the payment obligations of any other Wrap Provider. Therefore, if a Wrap Provider defaults on its obligations under a Wrapper Agreement, the Fund will not be able to look to any other Wrap Provider for satisfaction of such obligations. In that event, the Fund may seek to promptly replace that Wrap Provider with a substitute Wrap Provider. However, there can be no guarantee that any such replacement will be feasible, or that any substitute Wrap Provider will agree to the same terms as the original Wrap Provider. Further, if at the time of the replacement, the value of the Underlying Assets is less than the Book Value of the defaulted Wrapper Agreement, it may be more difficult or impossible for the Fund to obtain a replacement Wrapper Agreement from a qualified Wrap Provider. In addition, the fees charged by any such substitute Wrap Provider could be significantly greater than those previously charged and could reduce the ultimate returns provided to shareholders.

    ILLIQUID ASSET. Currently, there is no active trading market for Wrapper Agreements and none is expected to develop. Accordingly, Wrapper Agreements may not be able to be liquidated within seven days at fair market value. Therefore, the Wrapper Agreements will be considered illiquid. As such, at the time of purchase, the fair market value of the Fund's Wrapper Agreements, together with the fair market value of all other illiquid assets, will not exceed fifteen percent (15%) of the fair market value of the Fund's net assets. See "Investments and Related Risks" and "Investment Practices" herein.

    DERIVATIVES. The Fund may invest in various instruments, including the Wrapper Agreements, that are commonly known as derivatives. Generally, a derivative is a financial arrangement the value of which is based on, or "derived" from, a traditional security, asset or market index. Some derivatives such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are a range of risks associated with the use of derivatives. There are a variety of instruments that can be used for risk management. Futures contracts and options are commonly used for traditional hedging purposes to attempt to protect an investor from exposure to changing interest rates, securities prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effect of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets and can, in some circumstances, lead to significant losses. UBT uses derivatives only in circumstances where it believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative. A further description of the derivatives that the Fund may use and some of their associated risks is found in "Investment Practices --Hedging Strategies" herein.

INVESTMENT PRACTICES.

    The Fund's investment objective is to preserve principal, obtain a high level of current income and maintain a stable net asset value per Share. This objective is not a fundamental policy of the Fund and therefore may be changed upon notice to, but without the approval of, the Fund's shareholders. If there is a change in the Fund's investment objective, its shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. Shareholders of the Fund will receive 30 days' prior written notice with respect to any change in the investment objective of the Fund.

    The Fund may invest in a wide range of investments and engage in various investment-related transactions and practices which are not fundamental policies of the Fund. Therefore, these investment-practices may be changed by the Board of Trustees without shareholder approval. The following are some of the more significant practices:

    ILLIQUID AND RESTRICTED SECURITIES. The Fund may invest its net assets in restricted or illiquid securities that may not have price quotations immediately available. Investments may be illiquid because of the absence of an active trading market and/or sale restrictions pursuant to the Securities Act of 1933, or otherwise, making it difficult to sell such securities promptly at an acceptable price. The Fund will not invest more than 15% of its net assets in illiquid securities, including Wrapper Agreements. The Fund may purchase securities eligible for resale under Rule 144A of the Securities Act of 1933. This rule permits otherwise restricted securities to be sold to certain institutional buyers. Provided that such securities are determined to be liquid by the Board of Trustees, or by UBT, pursuant to guidelines approved by the Board of Trustees, these restricted securities are treated as exempt from the Fund's 15% limit on illiquid securities. If institutional trading in Rule 144A securities were to decline, the liquidity of the Fund could be adversely affected, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may be delayed by a month or more after the date of the purchase commitment. The value of when-issued and delayed delivery securities is subject to market fluctuations during this period, thereby creating an unrealized gain or loss to the Fund. Also, no income accrues to the Fund with respect to such securities, until settlement takes place.

    REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund purchases a security at one price and simultaneously agrees to sell it back to the seller at a higher price at a stated time. In the event of a bankruptcy or default of the other party to the repurchase agreement, the Fund could experience costs and delays in liquidating the underlying security, which is held as collateral, and the Fund might incur a loss if the value of the collateral held declines during this period. Also, if the other party becomes insolvent, a bankruptcy court may determine that the securities do not belong to the Fund and order that the securities be sold to pay off that party's debts.

    REVERSE REPURCHASE AGREEMENTS, SECURITIES LENDING AND DOLLAR ROLLS. In a reverse repurchase agreement, the Fund sells a security for cash and simultaneously agrees to repurchase it at an agreed upon price at a stated time. In addition, the Fund may lend securities with a value of up to 33% of its total assets, to realize additional income. The use of a reverse repurchase agreement and securities lending may involve the risk of delay in recovery of the securities or loss of rights in the securities should the other party default or become insolvent.

    In a dollar roll, the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. Reverse repurchase agreements, securities lending and dollar rolls are considered forms of borrowing and will be counted towards the Fund's borrowing restrictions. See "Borrowing" below and in the Fund's SAI. If the Fund enters into transactions of this type, the Wrapper Agreements will treat the cash proceeds of such transactions as Underlying Assets but not the portfolio instruments transferred to another party until possession of such instruments is returned to the Fund.

    SHORT-TERM INVESTMENTS. The Fund's assets may be invested in cash or high quality short-term investments with remaining maturities of 397 days or less. Assets will be invested in such instruments to meet anticipated redemptions, expenses for day-to-day operations, to allow an orderly investment program to be carried out in accordance with the Fund's investment policies, and when, in UBT's opinion, it is appropriate to adopt a temporary defensive position because of unstable or adverse conditions affecting the respective markets. Generally, short-term investments will result in lower long-term returns than investments in other Fixed Income Securities.


    BORROWING. The Fund may borrow money for any purpose in an amount equal to no more than 1/3 of its total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidation of the Fund's holdings may be disadvantageous from an investment standpoint.

    For purposes of these limitations, borrowings under Wrapper Agreements, as well as reverse repurchase, securities lending and dollar roll transactions, are considered to be borrowings by the Fund. See "Investments and Related Risks -- Wrapper Agreements" and "Investment Practices -- Reverse Repurchase Agreements, Securities Lending and Dollar Rolls" herein.

    LEVERAGING. Leveraging creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the NAV per Share and in the yield on the Securities. Although the principal of such borrowings will be fixed, the value of assets purchased or retained with borrowed funds may change while the borrowing is outstanding. Leveraging will create interest expenses which can exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest on the borrowing, net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, net income will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders will be reduced. UBT currently does not intend to use leverage as a usual practice in the investment of the Fund's assets.

    HEDGING STRATEGIES. The Fund may use certain hedging techniques and strategies designed to adjust the overall risk of its investment portfolio. These hedging strategies may involve the use of futures contracts, foreign currencies and other similar instruments (collectively referred to as "hedging instruments"), as more fully described in the SAI. New financial products and risk management techniques are introduced continuously. The Fund may use such products and techniques if they are consistent with the Fund's investment objective and policies. Among other purposes, these hedging strategies may be used to seek to maintain a desired portfolio duration or to protect against market risk if the Fund changes its investments among different types of Fixed Income Securities.

    The Fund might not use any hedging strategies and there can be no assurance that the use of hedging instruments by the Fund will assist it in achieving its investment objective. Risks inherent in the use of these instruments include:
(a) the risks that interest rates and securities prices will not move in the direction anticipated; (b) the imperfect correlation between the prices of hedging instruments and the prices of securities being hedged; (c) the Fund's potential inability to purchase or sell portfolio instruments at advantageous times due to the need for the Fund to maintain "cover" or segregated securities;
(d) the possibility that the Fund will be unable to close or liquidate its hedged position; and (e) the fact that skills needed to use these strategies are different from those needed to select Securities.

    ASSET COVERAGE. The Fund will comply with guidelines established by the SEC with respect to coverage of options and futures by mutual funds. The Fund intends to cover such transactions, as required under applicable interpretations of the SEC, either by owning the underlying securities or by segregating cash or liquid securities with the Fund's custodian (UBT) in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts. Assets that are segregated for purposes of providing cover need not be physically segregated in a separate account provided that the custodian notes on its books that such assets are segregated.

                        PURCHASE AND REDEMPTION OF FUND SHARES

CLASSES OF SHARES.

    The Fund offers three classes of Shares: Class A, Class B, and Class C (each a "Class"). No Class is subject to an initial sales charge. Pursuant to a Plan adopted by the Board of Trustees, Class A, B and C Shares are subject to distribution and service fees ("Rule 12b-1 Fees") as follows: (1) Class A Shares pay a Rule 12b-1 Fee at the annual rate of 0.25% of the average daily net assets attributable to the Class A Shares; (2) Class B Shares are subject to a Rule 12b-1 Fee at the annual rate of 0.05% of the average daily net assets attributable to the Class B Shares; and (3) Class C Shares pay a Rule 12b-1 Fee at the annual rate of 0.25% of the average daily net assets attributable to the Class C Shares. The Distributor has agreed to waive all of its Rule 12b-1 Fee in connection with the distribution of Class B Shares. The Distributor may terminate such waiver at any time, in its sole discretion, with 30 days' prior written notice to the Fund and UBT.

    The services provided in exchange for the above-referenced fees may include payments to broker-dealers in connection with the sale of Class A, B or C Shares, establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder sub-accounting, answering client inquiries regarding the Fund, providing periodic statements showing the client's account balance and those of Plan Participants and IRA Owners, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as may reasonably be required.

    The Rule 12b-1 Fees for Class A, B and C Shares may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Fund. For example, such fees may be used by the Distributor: (a) to compensate broker-dealers, including the Distributor and its registered representatives, for their sale of the Shares, including the implementation of various incentive programs with respect to broker-dealers, banks, and other financial institutions; and (b) to pay other advertising and promotional expenses in connection with the distribution of the Shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of prospectuses for other than current shareholders; preparation and distribution of sales literature; advertising of any type; and compensation paid to and expenses incurred by officers, employees or representatives of the Distributor or of other broker-dealers, banks, or other financial institutions, including travel, entertainment, and telephone expenses.

    The investment advisory fee applicable to all Classes of Shares is the same. The amount of dividends payable to Class A and C Shares will be less than those payable to Class B Shares by the amount of the difference between the expenses borne by the Class A and C Shares and the Class B Shares.

    Class A, B, and C Shares are, under certain circumstances, subject to a maximum redemption fee of 2% of the proceeds of the redemption. Class C Shares are subject to a contingent deferred sales charge for three years after purchase. See "Expense Information" and "Purchase and Redemption of Fund Shares" herein.

PLAN PARTICIPANT TRANSACTIONS.

    Plan Participant-directed purchases, exchanges and redemptions of Shares are handled in accordance with each Plan's specific provisions, subject to the Fund restrictions contained herein. Plans may have different provisions with respect to the timing and method of purchases, exchanges and redemptions by Plan Participants. Plan Participants should contact their Plan administrator for details concerning how they may direct transactions in Shares. It is the responsibility of the Bank Collective Fund's investment manager, Plan administrator or other Plan service provider to forward instructions for these transactions to the Distributor. IRA Owner purchases, exchanges and redemptions of Shares are handled directly by the IRA Owner or through the Distributor.

    Plan Participants should contact their Plan administrator or the organization that provides recordkeeping services if they have questions concerning their account. Plan administrators and fiduciaries should call 1-800-548-4806 for information regarding a Plan's or Bank Collective Fund's account with the Fund.

PURCHASE OF SHARES.

    Shares of the Fund are offered on each day the New York Stock Exchange (the "Exchange") is open for trading (a "Business Day"). Purchase orders received by the Transfer Agent on a Business Day prior to 4:00 p.m. Eastern Time, and accompanied by payment in good funds, will be processed based on that day's closing net asset value. Purchase orders paid for by check will be effected on the Business Day on which funds from the check have been collected.

    Purchase orders for Class A and B Shares must be placed in writing with the Transfer Agent or through certain broker-dealers and must be accompanied by sufficient funds. Acceptable methods of payment include checks, federal funds and wires. Purchase orders for Class C Shares may be placed by mail, wire or telephone directly with the Transfer Agent or through broker-dealers or other financial institutions. In connection with the purchase of Class C Shares, certain financial institutions may charge a fee.

    Neither the Fund nor the Transfer Agent will be responsible for any loss, liability, cost or expenses for acting upon wire instructions, or telephone instructions that it reasonably believes to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.

    Certificates for Shares will not be issued. Investor shareholdings will be recorded on the books of the Fund and each shareholder will be regularly advised of its holdings.

    The sale of Shares will be made at NAV per share and therefore such sales will be suspended during any period when the determination of net asset value is suspended. The sale of shares may also be suspended by the Board of Trustees whenever the Board of Trustees determines that it is in the Fund's best interest to do so. The Fund may, in its complete discretion, reject any order for purchase of its Shares. Also, Shares may only be purchased in those states where they may be lawfully sold.

    Due to the fixed expenses incurred by the Fund in maintaining individual accounts, the Fund reserves the right to redeem accounts of Class C shareholders that fall below the $5,000 minimum required investment due to shareholder redemptions (but not solely to a decrease in the net asset value of the Fund.) In order to exercise this right, the Fund will give advance written notice of at least 30 days to each account below the minimum, during which period the account may be increased to or above the minimum.

    For further information, please refer to "Purchase and Redemption of Fund Shares" in the SAI.

    MINIMUM INVESTMENT. The minimum initial investment in the Fund in connection with the purchase of Class A or B Shares is $1.0 million. The minimum initial investment in the Fund for Class C Shares is $5,000 with a minimum of $500 for subsequent investments. UBT may waive the minimum initial investment amounts at its discretion. No minimum applies to subsequent purchases effected by dividend reinvestment.

    INITIAL PURCHASE BY MAIL. An account may be opened by mailing a check or other negotiable bank draft payable to The Portland Mutual Funds for at least the minimum initial amount specified above, and a completed Account Application to The Portland Mutual Funds, c/o [THE TRANSFER AGENT], [ADDRESS]. The Fund will not accept third-party checks, i.e., a check not payable to The Portland Mutual Funds or the Fund for initial or subsequent investments.

    INITIAL PURCHASE BY WIRE. An investor with an account with a commercial bank that is a member of the Federal Reserve System, may purchase Shares of the Fund by wire transfer. An Account Application must be received and an account number assigned prior to receipt of the wire. An Account Application can be obtained by telephoning 1-800-XXX-XXXX. The investor's account number, taxpayer identification number or Social Security Number, and address must be specified in the wire. All wires must be received by 4:00 p.m., Eastern time for the purchase to be effective on that day. In addition, an original Account Application should be promptly forwarded to: The Portland Mutual Funds, c/o [THE TRANSFER AGENT], [ADDRESS]. All wires must be sent as follows: [WIRE INSTRUCTIONS].

    ADDITIONAL PURCHASES BY PHONE (TELEPHONE PURCHASE). Additional Class C Shares may be purchased by a shareholder by telephoning the Transfer Agent at 1-800-XXX-XXXX. The minimum telephone purchase is $500.00. Payment for the telephone purchase must be received by the Transfer Agent within seven days. Telephone purchases will be made at the offering price next computed after payment has been received in good funds by the Transfer Agent.

    ADDITIONAL PURCHASES BY WIRE. Additional investments may be made at any time through the wire procedures described above. Commercial banks generally impose a fee for investments by wire.

REDEMPTION OF SHARES.

    Redemption requests in connection with Class A or B Shares must be in writing and sent to the Distributor or the Transfer Agent. Redemption requests in connection with Class C Shares may be made through the Transfer Agent or through certain broker-dealers and other financial institutions. A fee may be charged by certain financial institutions for this service. The Fund will redeem shares at net asset value as next computed after receipt by the Transfer Agent of a request for redemption. The Distributor will not transmit redemption requests to the Transfer Agent until the Distributor has determined that the request is in good form. Except for redemptions for which 12 months' prior notice has been given, redemptions will generally occur within one Business Day after the redemption request is received, and in no event will payment be made more than seven days after receipt of a redemption request in good order. Payments in connection with a redemption request for which 12 months' prior notice has been given will be made no later than seven days following the end of the 12 month period. The Fund may suspend or postpone the right of redemption when permitted by applicable law. Redemption payments may be in the form of check or wire transfer. There is no charge for redemption payments made by check. The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot receive proceeds from redemptions of Shares of the Fund by Federal Reserve wire on federal holidays restricting wire transfers.

    Redemption requests on Class A and B Shares for reasons other than a Benefit Responsive Payment Event or without 12 months' notice will be subject to a 2% redemption fee. Redemptions of Class C Shares in connection with an IRA Qualified Payment Event are not subject to a redemption fee or a deferred sales charge. Redemptions of Class C Shares unrelated to an IRA Qualified Payment Event, but made with 12 months' prior notice, and redemptions of Class C Shares to an IRA Owner after such IRA Owner has attained the age of 59-1/2 are not subject to a redemption fee, but are subject to a contingent deferred sales charge. All other redemptions of Class C Shares are subject to a 2% redemption fee and the contingent deferred sales charge. The contingent deferred sales charge, which is paid by the Fund to the Distributor, will equal 3% of the original purchase price of the shares redeemed, if the request is received by UBT within the first year after the shareholder's purchase of the Class C Shares being redeemed, 2% if received in the following year, and 1% if received within the third year following such purchase. Thereafter, a shareholder's redemption of such Class C Shares will not be subject to any contingent deferred sales charge.

    The Fund has elected to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90 day period for any one shareholder. The Fund reserves the right to honor any redemption request for Class A or B Shares in excess of the foregoing amount by making payment in whole or in part in Securities or Securities and Wrapper Agreements, selected solely at the discretion of UBT. To the extent that any such payment in kind includes a Wrapper Agreement, the Fund will assign a portion of one or more Wrapper Agreements to the redeeming shareholder. The economic terms and conditions of each assigned Wrapper Agreement will be substantially similar to the Wrapper Agreements held by the Fund. The Fund does not anticipate exercising its right to redeem in kind if a request for redemption is received with respect to a Benefit Responsive Payment Event or with 12 months' notice. The Fund may require prospective Class A or B shareholders to agree, prior to investing in the Fund, that they will accept an assignment of a Wrapper Agreement as part of an in-kind redemption, provided that at the time of the redemption payment such assignment would not violate applicable law.

    A Wrap Provider, prior to the assignment of a Wrapper Agreement to a shareholder, may require the shareholder to represent and warrant that such assignment does not violate any applicable laws. Moreover, the Wrap Provider may require the shareholder to obtain at its own expense the services of a qualified professional asset manager ("QPAM") acceptable to the Wrap Provider to manage the Securities distributed in kind in conformity with the Wrapper Agreement provisions. In the event a Wrapper Agreement cannot be assigned to the shareholder, the Fund in its discretion may satisfy the redemption request through (a) a cash payment, (b) a redemption in-kind consisting entirely of Securities, (c) a combination of cash and Securities, or (d) the Fund may give the redeeming shareholder the opportunity to choose between one of the foregoing options or providing the Fund with 12 months notice of its request for such redemption (which 12-month notice option would cause the redemption not to be subject to the redemption fee).

    To the extent a payment in kind is made with Securities, a shareholder may incur transaction expenses in custodying and disposing of the Securities. Therefore, a shareholder receiving Securities may incur costs that may exceed such shareholder's share of the operating expenses incurred by the Fund. In addition, Wrapper Agreements assigned to a shareholder as a payment in kind are illiquid and will require the shareholder to pay fees directly to the Wrap Provider rather than through the Fund. Further, the

Wrapper Agreement may contain restrictions on the securities subject to such agreement, including, but not limited to the types, maturities, duration and credit quality of each security. Therefore, to obtain the benefits of a Wrapper Agreement, the shareholder may not be able to freely trade the securities underlying the agreement. Finally, if the shareholder obtains the services of a qualified professional asset manager in connection with a payment in kind, the shareholder will incur additional costs.

    In the event a redemption is made in kind with a Wrapper Agreement, the Fund will incur costs in obtaining such Wrapper Agreement. These costs are not expected to exceed the 2% redemption fee.

NET ASSET VALUE.

    The NAV per share is calculated by dividing the total value of the Fund's assets, less any liabilities, by the total number of its Shares outstanding. The NAV per Share is determined on each day on which the Exchange is open for business (each such day being a "Valuation Day").

    The NAV per Share is determined once on each Valuation Day as of 4:00 p.m., Eastern time (the "Valuation Time"), or if the Exchange closes early, at the time of the early closing. The Securities and other assets are valued primarily on the basis of market quotations. When market quotations are not readily available, the Securities are valued at fair value as determined in good faith by UBT in accordance with the policies and procedures established by the Board of Trustees, subject to review of the Board of Trustees.

    Pursuant to procedures adopted by the Board of Trustees, the fair value of a Wrapper Agreement ("Wrapper Value") generally will be equal to the difference between the Book Value and the market value of the applicable Underlying Assets. In determining Wrapper Value, the Board of Trustees intends to consider the credit quality and ability of a Wrap Provider to pay amounts due under the Wrapper Agreement. If the Board of Trustees determines that a Wrap Provider is unable to make such payments, the Board of Trustees may assign a Wrapper Value that is less than the difference between the Book Value and the market value (plus accrued interest) of the applicable Underlying Assets. In the event of such an occurrence, the Fund might be unable to maintain a stable NAV.

    Under procedures adopted by the Board of Trustees, an NAV per Share which is later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at an NAV per Share determined to have been inaccurate or incorrect will be adjusted; provided, however, that no such adjustment will be required where the difference between the original NAV per Share and the recalculated NAV per Share divided by the latter is 0.005 (1/2 of 1%) or less, or shareholder transactions are otherwise unsubstantially affected.

                                ADDITIONAL INFORMATION

CHARACTERISTICS OF FUND SHARES.

    The Fund is a mutual fund: an investment that pools shareholders' money and invests it toward a specified goal. The Fund is a separate series of the Trust, a Delaware business trust organized pursuant to a Declaration of Trust dated September 24, 1997. The Trust reserves the right to add additional series in the future. UBT has contributed $100,000 to the Trust, such sum representing the initial capital of the Trust. The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value.

    The Fund currently offers three Classes of Shares, Class A, Class B, and Class C. Each Class represents an identical interest in the Fund's investment portfolio. The Trust also reserves the right to issue additional classes of Shares of the Fund. Under the Trust's multi-class system, shares of each class of the Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear its "Class Expenses;" (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (e) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (f) each class may have different conversion features, although a conversion feature is not currently contemplated. The Board of Trustees does not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises. For more information about the different Classes of Shares of the Fund, please call 1-800-548-4806.

    Each Share of each Class of the Fund shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters that such Shares (or Class of Shares) shall be entitled to vote. Shareholders of the Fund shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Trustees has determined that the matter affects only the interest of shareholders of one or more Classes, in which case only the shareholders of such Class or Classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon, as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Declaration of Trust.

    The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management or advisory agreement. Shareholders not attending a shareholders meeting are encouraged to vote by proxy. The Transfer Agent will mail proxy materials in advance, including a voting card and information about the proposals to be voted on.
When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full Share held and proportionate, fractional votes for fractional Shares held. A separate vote of the Fund is required on any matter affecting only the Fund on which shareholders are entitled to vote; shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund and do not require a separate vote of the Fund. All series of the Trust will vote together on certain matters, such as electing Trustees or approving independent public auditors. Under certain circumstances, the shareholders of one series of the Trust could control the outcome of these votes. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office has been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. The Trust will also assist shareholders in communicating with one another as provided for in the 1940 Act.


BOARD OF TRUSTEES.

    The Trust is governed by a Board of Trustees that is responsible for protecting the interests of investors. See "Management of the Trust" in the SAI for more information with respect to the Trustees and officers of the Trust. By virtue of the responsibilities assumed by UBT, as administrator of the Trust, the Trust requires no employees other than its officers. None of the Trust's officers devotes full time to the affairs of the Trust.

INVESTMENT ADVISORY AND OTHER SERVICES.

    INVESTMENT ADVISER. The Fund has retained the services of UBT as its investment adviser pursuant to an Investment Advisory Agreement between the Trust and UBT dated [INSERT DATE] (the "Investment Advisory Agreement"). Union Bond & Trust Company, with principal offices at 5665 S.W. Meadows Road, Suite 400, Lake Oswego, OR 97035, is a state bank and trust company chartered in 1913 and reorganized in 1992 under the laws of the state of Oregon.

    UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is believed to be relatively stable. UBT also acts as custodian with respect to similar fixed income assets.

    UBT is a wholly owned subsidiary of Morley Financial Services, Inc. ("Morley Financial Services"), a holding company which also wholly owns Morley Capital Management, Inc., and Morley & Associates, Inc. In addition, Morley Financial Services is in the process of acquiring First Financial Company, subject to obtaining necessary regulatory approvals.

    Morley Capital Management, Inc. is a registered investment adviser which manages money for corporate, government, Taft-Hartley, and bank intermediary clients on a national basis. Morley & Associates, Inc. is an insurance brokerage company which provides insurance brokerage services for clients throughout the United States. UBT offers trust services for Morley Capital Management, Inc. clients, as well as for other institutional corporate accounts in the investment market. As of July 31, 1997, Morley

Financial Services and its subsidiaries had investment management or advisory responsibility for approximately $7.5 billion of assets.

    UBT, subject to the supervision and direction of the Board of Trustees, manages the Fund in accordance with the Fund's investment objective and stated investment policies, makes investment decisions for the Fund, places orders to purchase and sell securities and other financial instruments on behalf of the Fund and employs or otherwise engages professional investment managers and securities analysts who provide research services to the Fund. UBT places orders for investment transactions on behalf of the Fund with broker-dealers and other financial intermediaries that it selects. UBT may use an affiliate in connection with a purchase or sale of an investment for the Fund if UBT believes that the affiliate's charge for the transaction does not exceed usual and customary levels. The Fund may invest in the obligations of correspondents and customers of UBT.

    The Investment Advisory Agreement provides for the Fund to pay UBT a fee, accrued daily and paid monthly, equal to 0.35% per year of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee. In addition, in the interest of limiting the expenses of the Fund, UBT has voluntarily entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") pursuant to which UBT has agreed to waive or limit a portion of its fee and to assume other expenses (except for Rule 12b-1 fees) in an amount necessary to limit total annual operating expenses of the Fund (exclusive of Rule 12b-1 fees) to no more than 0.40% for Class
A, 0.40% for Class B, and 0.75% for Class C (expressed as a percentage of average daily net assets). Reimbursement by the Fund of the advisory fees waived or limited and other expenses paid by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio to exceed the foregoing annual expense limits. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual operating expenses of the Class making reimbursement is less than the relevant limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis.

    UBT has been advised by its counsel that UBT currently may perform the services for the Trust described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations. State laws on this issue may differ from the interpretations of relevant federal law, and banks and financial institutions may be required to register as dealers pursuant to state securities law.

    FUND MANAGEMENT. Mr. Taylor E. Drake and Mr. Hal B. Ruthizer are responsible for the day-to-day management of the Fund.

    Mr. Taylor E. Drake, Vice President of UBT, co-manages the Fund. Since joining Morley Capital Management, Inc. in 1995, he has managed corporate stable value portfolios and designed and implemented several new fixed income funds. With a total of over 10 years in the financial markets, Mr. Drake's previous experience includes working in international structured finance and investment management for Mellon Bank in Tokyo, and as Associate Director of Investment Banking at US Bancorp. He received his B.A. degree, cum laude, in Economics and Japanese from Brigham Young University.

    Mr. Hal B. Ruthizer, Vice President of UBT, co-manages the Fund and has been the portfolio manager for a large number of corporate stable value portfolios for whom Morley Capital Management, Inc. serves as investment manager. Mr. Ruthizer has been with Morley Capital Management, Inc. since 1992 and has a total of 13 years of experience in the financial markets and 3 years in economic consulting. Prior to joining Morley Capital Management, Inc., Mr. Ruthizer specialized in interest rate risk management as Vice President at Westpac Banking Corp. and E.F. Hutton. He received his B.A. degree with Honors in Economics from Harvard.

    ADMINISTRATOR. Under an Administration and Services Agreement with the Trust, UBT assists the Board of Trustees in all aspects of the administration and operation of the Fund. This Administration and Services Agreement provides for the Trust to pay UBT a fee, accrued daily and paid monthly, of 0.25% per year of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of this Fee. Under this Administration and Services Agreement, UBT is responsible for selecting and monitoring the performance of various third parties providing services to the Fund.

    DISTRIBUTOR. First Financial Company is a broker-dealer authorized to sell shares of registered companies on a subscription basis. First Financial Company is seeking NASD approval to enable it to serve as Distributor and principal underwriter for the Fund. The Fund is not aware of any reason why such request would not be approved. If such request is not approved, the Fund will find an alternative Distributor before the effective date of the Fund's Registration Statement and before commencing the public offering of the Fund's Shares. As noted above, Morley Financial Services is in the process of acquiring First Financial Company, subject to obtaining necessary regulatory approvals. Mr. Hal B. Ruthizer and Mr. Taylor E. Drake, portfolio managers of the Fund, will become officers and directors of First Financial Company before the effective date of the Fund's Registration Statement.

    CUSTODIAN. UBT acts as custodian for the assets of the Fund under the Custodian Agreement with the Trust. It is not separately compensated for these services and may, at its own expense, delegate certain services to other service providers.

    TRANSFER AGENT.  [TO BE COMPLETED BY AMENDMENT].


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

    The Fund intends to distribute all of its net investment income and net capital gains, if any, to its shareholders on an annual basis. The Fund currently declares dividends from net investment income daily and pays dividends monthly. Distributions of net realized capital gains are made annually. An additional annual distribution ("Additional Distribution") may be paid to satisfy the tax requirements (outlined below) that the Fund distribute each year substantially all of its investment company taxable income (see "Tax Considerations").

    Dividends and other distributions paid on each Class of Shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except that the per Share dividends on Class A and C Shares will be lower than those of Class B Shares (which have a lower total expense ratio). Dividends paid on the three Classes also might be affected differently by the allocation of other Class-specific expenses. Dividends and other distributions are automatically reinvested in additional Shares of the distributing Class, unless the shareholder sends a written request to the Fund directing otherwise.

    The Fund may declare and pay dividends in amounts which are not equal to the amount of the net investment income it actually earns. In the event distributions exceed the income earned, the excess may be considered a return of capital. In the event the income earned exceeds the amount of the dividends distributed, the Fund may make an Additional Distribution of such excess amount. The Board of Trustees, in an effort to maintain a stable NAV per Share in the event of an Additional Distribution, may declare, effective on the ex-distribution date of an Additional Distribution, a reverse split of the Shares in an amount that will cause the total number of Shares held by each shareholder, including Shares acquired on reinvestment of that distribution, to remain the same as before that distribution was paid.

    For example, if the Fund declares an Additional Distribution of ten cents per Share when the NAV per Share is $10.00, a shareholder holding one Share would receive 0.01 additional Shares on reinvestment of that distribution.
If no reverse split were declared, the NAV per Share would be approximately $9.90 and the total value of the 1.01 shares held by the shareholder would be $10.00. If a 1.01 to 1 reverse split were declared, however, the shareholder's 1.01 shares would be combined into one share having a NAV of $10.00. Thus, a reverse share split would not affect the total value of the shareholder's Shares.

TAX CONSIDERATIONS.

    The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains. The Fund intends to distribute to its shareholders all of its investment company taxable income and net capital gain at least annually, if necessary through Additional Distributions, and therefore does not anticipate incurring any federal income tax liability.

    For Plan Participants utilizing the Fund as an investment option under their Plan and for IRA Owners, dividend and capital gain distributions from the Fund generally will not be subject to current taxation, but will accumulate on a tax-deferred basis. In general, Bank Collective Funds, Plans and IRAs are governed by a complex set of tax rules. Each Plan Participant should consult with their Plan administrator, their Plan's Summary Plan Description, and/or a professional tax adviser regarding the tax consequences of their participation in their Plan and of any Plan contributions or withdrawals. IRA Owners should consult with their professional tax adviser regarding the tax consequences associated with an investment in the Fund.

REPORTS.

    Twice a year, the shareholders of the Fund will receive detailed information regarding the Fund's strategies, holdings and performance. Mutual fund performance is commonly measured as total return and/or yield. The Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. The Fund's performance is affected by its expenses.

PERFORMANCE ADVERTISING.

    The Fund from time to time may advertise certain investment performance figures. These figures are based on historical earnings but past performance data is not necessarily indicative of future performance of the Funds. The Fund may quote yield in conformance with current Securities and Exchange Commission guidelines.

    Yield refers to the income generated by an investment in the Fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

    The Fund may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time assuming reinvestment of all distributions.

    Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is a cumulative figure for the entire period.

    Total return and holding period return and yields are based on past results and are not an indication of future performance. Performance information or advertisements may include comparisons of the Fund's investment results to various unmanaged indices or results of other mutual funds with similar investment objectives.

PRIOR PERFORMANCE OF INSTITUTIONAL PRIVATE ACCOUNTS
   MANAGED BY UBT AND ITS AFFILIATE

    The following table sets forth composite performance data relating to the historical performance of institutional private stable value portfolios managed by UBT or Morley Capital Management, its affiliate, since the dates indicated, that have investment objectives, and risks substantially similar to those of the Fund. The composite data is provided to illustrate the past performance of UBT and its affiliate in managing substantially similar accounts as measured against a specified market index. (Morley Capital Management is the adviser or subadviser for all of the accounts included in the composites.) It does not represent the performance of the Fund. Investors should not consider this performance data as an indication of future performance of the Fund or of UBT.

    All information set forth in the table below relies on data supplied by UBT or from statistical services, reports or other sources believed by UBT to be reliable. Except as otherwise indicated, however, such information has not been verified and is unaudited.

    Investors should be aware that stable value investments are designed to reduce volatility, and thus by their very nature are reported on a book value basis. This reporting treatment differs from the typical fixed income fund in that the assets of fixed income funds are usually marked-to-market for valuation purposes. While stable value investments are designed such that under normal circumstances, the total of the market value of the underlying assets and the value of the corresponding wrapper agreements will equal the book value of the underlying assets, investors should be aware of this difference in accounting treatment in trying to draw direct comparisons between stable value returns and market value indices, or comparing one stable value account to another. In addition, returns on stable value portfolios can differ depending upon portfolio-specific factors such as (1) the amount and timing of cash flows, and
(2) the general level of interest rates when those cash flows occur. Notwithstanding the foregoing, UBT believes that the composite performance data presented below represents a fair assessment of the returns over time of the stable value portfolios managed by UBT or Morley Capital Management.

    All returns presented were calculated on a total return basis and include all interest and accrued income credited to the portfolios. All are presented net of UBT's or its affiliate's highest applicable investment advisory fee (actual returns may be higher for individual portfolios with a lower fee schedule), and after transaction costs such as brokerage commissions and execution expenses associated with the purchase and/or disposition of account assets. Custodial fees are included where such fees were required to be incurred in order for the portfolios to invest in certain types of assets. The composites include all actual, fee-paying, discretionary institutional private stable value accounts managed by UBT or its affiliate that are greater than $20 million in total assets. Cash and equivalents are included in performance returns. Quarterly returns of the composites combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of the quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

    The institutional private accounts that are included in the composites are not subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composites could have been adversely affected if the institutional private accounts included in the composites had been regulated as investment companies under the federal securities laws.

    The results presented below may not necessarily be the same as the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

    The investment results presented below are not intended to predict or suggest the returns that might be experienced by the Fund or an investor investing in the Fund. Investors should also be aware that the use of a methodology different from that used below to calculated performance could result in different performance data.

--------------------------------------------------------------------------------
Year          Stable Value Composite(1)   90-day T-bills(2)    30-day commercial
                                                               paper(3)
--------------------------------------------------------------------------------
1990
--------------------------------------------------------------------------------
1991
--------------------------------------------------------------------------------
1992
--------------------------------------------------------------------------------
1993
--------------------------------------------------------------------------------
1994
--------------------------------------------------------------------------------
1995
--------------------------------------------------------------------------------
1996
--------------------------------------------------------------------------------
1997(4)
--------------------------------------------------------------------------------
Last Year
--------------------------------------------------------------------------------
Last 5 Years
--------------------------------------------------------------------------------
Last 7 Years
--------------------------------------------------------------------------------


---------------------------------------
    (1)The Composite figures are net of the highest applicable advisory fees charged by UBT or Morley Capital Management as applicable.
    (2)[description of relevant index]
    (3)[Describe relevant index.]
    (4)Through [relevant quarter end]

                   Investment Adviser of the Fund and Administrator

                              UNION BOND & TRUST COMPANY

                                     Distributor
                               FIRST FINANCIAL COMPANY

                                      Custodian
                              UNION BOND & TRUST COMPANY

                               Independent Accountants
                                COOPERS & LYBRAND, LLP

                                       Counsel
                        DUNN, CARNEY, ALLEN, HIGGINS  & TONGUE

    No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the SAI or the Fund's official sales literature in connection with the offering of the Shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.
                                 [END OF PROSPECTUS]

                                        PART B
                 Subject to Completion, dated [October 8], 1997

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                         STATEMENT OF ADDITIONAL INFORMATION




                              The Portland Mutual Funds


                           Portland Stable Investment Fund


    This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Portland Stable Investment Fund (the "Fund") Prospectus dated [October 8], 1997. The Prospectus provides the basic information investors should know before investing and may be obtained without charge by calling the Trust at 1-800-548-4806.

    This Statement of Additional Information is not an offer by the Fund to an investor that has not received a Prospectus. No broker/dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in the Prospectus and this Statement of Additional Information, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Statement of Additional Information does not constitute an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Capitalized terms not otherwise defined in this Statement of Additional Information have the meanings accorded to them in the Prospectus.

                                  TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .

    ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
         CONSIDERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .

    INVESTMENT RESTRICTIONS. . . . . . . . . . . . . . . . . . . . . . . . .

    PORTFOLIO TURNOVER . . . . . . . . . . . . . . . . . . . . . . . . . . .

    FUND TRANSACTIONS AND BROKERAGE ALLOCATION . . . . . . . . . . . . . . .

MANAGEMENT OF THE FUND . . . . . . . . . . . . . . . . . . . . . . . . . . .

    ORGANIZATION OF THE TRUST. . . . . . . . . . . . . . . . . . . . . . . .

    TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . .

    INVESTMENT ADVISORY AND OTHER SERVICES . . . . . . . . . . . . . . . . .

PURCHASE AND REDEMPTION OF FUND SHARES . . . . . . . . . . . . . . . . . . .

    PURCHASE OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . .

    REDEMPTION OF SHARES . . . . . . . . . . . . . . . . . . . . . . . . . .

TAXATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . .

PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . .

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          INVESTMENT OBJECTIVES AND POLICIES


     The Portland Stable Investment Fund (the "Fund") is a separate series of The Portland Mutual Funds (the "Trust"), an open end management investment company. The investment objectives of the Fund are to preserve principal, obtain a high level of current income and maintain a stable value per share. The Fund seeks to achieve its investment objectives by investing its net investable assets primarily in a diversified portfolio of investment grade securities, money market instruments, options, futures and other instruments ("Securities") and by entering into book value benefit responsive agreements ("Wrapper Agreements") (together "Portfolio Securities") with large financial institutions, such as banks and insurance companies. There can, of course, be no assurance that the Fund will achieve its investment objectives.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     The following is a discussion of certain investments of, and techniques employed by, the Fund.

     FINANCIAL SERVICES INDUSTRY OBLIGATIONS. The Fund may hold short-term investments in each of the following obligations of the financial services industry:

          (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

In addition, the Fund may hold other short-term investments, such as commercial paper, which are short-term (maturities of 270 days or less) unsecured promissory notes issued by corporations.

     MORTGAGE-RELATED SECURITIES. Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, which may be issued by FNMA, GNMA and the Federal Home Loan Mortgage Corporation, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Fund will invest in pools of mortgage loans assembled for sale to investors by agencies or instrumentalities of the U.S. Government and by non-governmental entities such as banks, mortgage lenders, other financial institutions and special purpose vehicles thereof ("Non-Governmental Entities"). Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

     Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICS"). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provides the funds to pay debt service or make scheduled distributions on the multi-class pass-through securities. The Fund may invest in CMOs, REMICs and multi-class pass-through securities (collectively, "CMOs" unless the context indicates otherwise) issued by agencies or instrumentalities of the U.S. Government (such as the Federal Home Loan Mortgage Corporation) or by Non-Governmental Entities.

     CMOs may be issued with a variety of classes or "tranches," which have different maturities and are often retired in sequence. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate. These "Floating Rate CMOs" typically are issued with lifetime "caps" on their coupon rate, which means that there is a ceiling beyond which the coupon rate may not be increased. The coupon rate on some Floating Rate CMOs may change as a multiple of the change in the relevant interest rate. As a result, any increase in the index rate may cause a correspondingly greater increase in the coupon rate, and any decrease in the index rate may cause a correspondingly greater decrease in the coupon rate of such Floating Rate CMOs. Likewise, changes in the index rate will have an increased effect on the market value of such Floating Rate CMOs, although in the opposite direction from the change in the index rate.

     REMICS, which have elected to be treated as such under the Internal Revenue Code, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. As with other CMOs, the mortgages which collateralize the REMICs in which a Fund may invest include mortgages backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by Non-Governmental Entities.

     The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by the Fund will reduce their par value.

     Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

     However, rising mortgage rates will normally decrease the price of mortgage-backed securities. In the case of floating rate CMO's issued with a coupon rate cap, this decrease will usually accelerate as mortgage rates come closer to the capped rate. Further, an increase in such rates may affect the volatility of these securities since it is likely that the prepayment rate will decrease. In that event, a security that was considered a short-term security at the time of purchase could effectively be changed into a long-term security, which generally fluctuates more widely in response to changes in interest rates than short- or intermediate-term securities.

     STRIPS. The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIPS, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other Securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIPS's purchase price and its face value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. Such an agreement to purchase securities is termed a "forward commitment." The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.

     The Fund may enter into such forward commitments if the Fund holds, and maintains until the settlement date in a segregated account, cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities and marked to market daily. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. The purchase of securities on a when-issued, delayed delivery or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. There is also a risk that the securities may not be delivered or that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Although the Fund will generally enter into forward commitments with the intention of acquiring securities, the Fund may dispose of a commitment prior to settlement if UBT deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

     U.S. GOVERNMENT AND AGENCY OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by U.S. Government agencies or instrumentalities. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. Government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. Government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. Government.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- GENERAL. The successful use of these instruments draws upon UBT's skill and experience with respect to such instruments and usually depends on its ability to forecast interest rate movements correctly. If interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options thereon or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options thereon and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of Fixed-Income Securities or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities. The Fund also may enter into futures contracts based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA modified pass-through mortgage-backed securities and three-month U.S. Treasury bills, and futures contracts that are based on bonds issued by entities other than the U.S. Government.

     A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act. Futures contracts trade on certain regulated contracts markets.

     When a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin will approximately equal 1% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the Fund may have to provide additional margin or may receive back margin based upon declines or increases in the contract's value ("variation margin").

     Positions in the futures markets usually are not held until delivery or cash settlement is required. Instead, those positions usually are liquidated by buying (or selling, as the case may be) an offsetting position consisting of an identical futures contract calling for delivery in the same month. Where it appears economically beneficial to the Fund, however, the Fund may instead take delivery of underlying securities. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the Fund's acquisition or sale of a futures contract is to attempt to establish more certainty with respect to the effective rate of return on its Securities. For example, if interest rates were expected to increase (which would cause the prices of debt securities to decline), the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities held by the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate. Moreover, the Fund would be able to use the increase in the value of the futures contracts to purchase additional interest-bearing instruments, thereby to some extent reducing any difference that might otherwise develop between the Fund's current yield and the yield on newly-issued instruments of similar duration and credit quality.

     Similarly, when it is expected that interest rates may decline (thus increasing the value of debt securities), the Fund may purchase futures contracts for the acquisition of debt securities to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of the underlying debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and additional margin payments made by the Fund with respect to such futures contracts.

     The Fund could accomplish similar results by selling debt securities with long maturities and investing in bonds with short maturities when interest rates are expected to increase, and by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique may enable the Fund to accomplish the same result more effectively and perhaps at a lower cost.

     As noted above, futures contracts entail risk. Although UBT believes that the use of such contracts will benefit the Fund, if its investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of its debt securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet a daily additional margin requirement, it may have to sell Securities at a time when it would be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write (sell) options on futures contracts for hedging purposes. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium payment, to purchase a futures contract at a specified price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract at a specified exercise price at any time before the option expires.

     Options on futures contracts can be used by the Fund to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contracts or the underlying securities.

     In contrast to a futures transaction, in which only transaction costs are involved, benefits received by the Fund as a purchaser in an option transaction will be reduced by the amount of the premium paid in addition to transaction costs. In the event of an adverse market movement, however, the Fund will not be subject to a risk of loss on the option transaction, other than loss of the premium paid and transaction costs. Consequently, the Fund may benefit more from a favorable movement in the value of its Securities than it would have benefitted if the hedge had been effected through the use of futures.

     If the Fund writes call options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of the securities held by, or to be acquired for, the Fund. If the option is exercised, the Fund will incur a loss in the option transaction.
This loss is reduced by the amount of premium received and may be partially offset by favorable changes in the value of its Securities.

     While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, the Fund's ability to establish and close out options positions at fairly established prices will depend on the existence of a liquid market. The Fund will not purchase or write options on futures contracts unless, in UBT's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

     The Trustees have adopted a restriction that the Fund will not enter into any futures contract or option on a futures contract if immediately thereafter the amount of margin deposits on all the futures contracts held by the Fund and premiums paid on outstanding options on its futures contracts (other than those entered into for bona fide hedging purposes) would exceed 5% of market value of the Fund's total assets.

     OPTIONS ON SECURITIES. The Fund may purchase and write (sell) put and call options. Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed "strike" price. In return for this right, the Fund pays the current market price of the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option.
If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the "strike" price. The Fund also may terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

     The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's "strike" price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if the underlying prices do not rise sufficiently to offset the cost of the option.

     When the Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the "strike" price for the option's underlying instrument if the other party to the option chooses to exercise it. Therefore, the Fund will assume the risk of loss should the price of the underlying instrument fall below the exercise price.

     Writing a call option obligates the Fund to sell or deliver the option's underlying instrument, in return for the "strike" price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if the underlying prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the "strike" price, even if its current value is greater, a call writer gives up some ability to participate in the underlying price increases.

     The Fund may purchase and write options in combination with other options, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one "strike" price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     The Fund may write (sell) covered call and put options on its Securities ("covered options") to a limited extent in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options it writes. A call option written by a Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered, if the Fund holds a call option on the same security and in the same principal amount as the written call option where the exercise price of the call option so held (a) is equal to or less than the exercise price of the written call option or (b) is greater than the exercise price of the written call option if the difference is maintained by the Fund in cash, U.S. Government securities and other high quality liquid securities in a segregated account with its custodian.

     If a covered call option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the net premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     If a put option expires unexercised, the Fund will realize income in the amount of the net premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a put option, the Fund, in exchange for the net premium, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Fund will only write put options involving securities for which a determination is made at the time the option is written that the Fund wishes to acquire securities at the exercise price.

     The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Fund.

     The Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's holdings.

     Put options also may be purchased by the Fund to seek to benefit from a decline in the price of securities that the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying Securities.

     The Fund has adopted certain non-fundamental policies concerning option transactions that are discussed below. The Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. If the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that will not be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions, because the predominant market is the issuing broker rather than an exchange and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. UBT will monitor the creditworthiness of dealers with whom the Fund enters into such options transactions under the general supervision of the Trustees.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests.

     Options and futures prices also can diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investment well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the security prices the same way. Imperfect correlation also may result from: differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume, thereby impacting their liquidity. Additionally, options and futures contracts are subject to price fluctuation limits. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions also could be impaired.

     OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

     The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. The Fund also may purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

     SWAPS. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon single or periodic fixed amounts. Swaps may be based on currency indices, fixed interest rates, price indices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The Fund may engage in swaps under which one party pays a single or periodic fixed amount or an amount based upon a specified index, and the other party pays a periodic amount based on the movement of another specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss under a swap is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If a swap counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid. Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than traditional swap transactions.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement (offset against any amounts owing to the Fund) will be accrued daily.

     Swaps are subject to the risk that the swap counterparty may not fulfill its obligations under the swap agreement. Accordingly, the Board of Trustees have established credit guidelines for the Fund governing the selection of swap counterparties. These guidelines establish a minimum credit rating for each swap counterparty and provide for certain credit enhancement techniques (for example, collateralization of amounts due from swap counterparties) to limit exposure to counterparties that have a S&P rating below A.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary securities transactions. If UBT is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     ASSET COVERAGE FOR SWAPS, FUTURES, AND OPTIONS POSITIONS. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures by mutual funds, and if the guidelines so require will segregate cash or U.S. Government securities or other high-grade liquid debt securities in the amount prescribed. To the extent that any accrued but unpaid net amounts are owed to a swap counterparty, the Fund may also segregate assets as described above to cover such amounts and thereby avoid potential leveraging of the Fund. To the extent that the Fund enters into swaps for hedging purposes, the Fund believes that such obligations do not constitute "senior securities" under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. In the event a large percent of the Fund's assets are segregated for coverage of futures and options positions, the Fund's ability to meet redemption requests or other current obligations could be adversely affected.

     FOREIGN SECURITIES. The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign fixed income securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.
 In addition, investments in foreign fixed income securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign fixed income securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign fixed income securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign fixed income securities will generally result in higher commissions than investing in similar domestic securities.

INVESTMENT RESTRICTIONS

     The following investment restrictions are deemed "fundamental policies." They may be changed only by the vote of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information means, with respect to the Fund, the lesser of: (i) 67% or more of the outstanding voting securities of the Fund present at a shareholders' meeting, if more than 50% of the outstanding voting securities of the Fund are represented at the meeting in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are deemed "non-fundamental policies."

     FUNDAMENTAL.

          (1) BORROWING MONEY. The Fund will not borrow money in an amount exceeding 33-1/3% of the total assets of the Fund. This limitation does not preclude the Fund from entering into securities lending and reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings.

          (2) SENIOR SECURITIES. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

          (3) UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of Securities (including restricted securities), the Fund may be deemed an underwriter under certain securities laws.

          (4) REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities secured by real estate or interests therein.

          (5) COMMODITIES. The Fund will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts.

          (6)  LOANS.  The Fund will not make loans to other persons, except,
     (a) by loaning Securities, (b) by engaging in repurchase agreements, or
     (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "Loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

          (7) CONCENTRATION. The Fund will not concentrate its investments in any particular industry, but if it is deemed appropriate for the Fund's investment objective, up to 25% of its total assets may be invested in any one industry. In addition, with respect to 75% of the Fund's total assets, the Fund (a) will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer (for which purpose all indebtedness of an issuer shall be deemed a single class), except that options and futures contracts shall not be subject to this restriction; and (b) will not invest more than 5% of its assets in the securities of any one issuer. These limitations are not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph (1) above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (these restrictions may be changed by a vote of the Trustees of the Trust as applicable without shareholder approval):

               (i) PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending, repurchase agreements and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

               (ii) MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

               (iii) SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

               (iv) INVESTMENT COMPANY PURCHASES. The Fund will not purchase securities issued by any investment company except to the extent permitted by the 1940 Act, except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation or merger.

               (v) ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities that are illiquid or not readily marketable (excluding Rule 144A securities deemed by the Board of Trustees to be liquid).

               An investment restriction will not be considered violated if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets or in a change in the credit rating of the investment or any other later change.

PORTFOLIO TURNOVER

     Fund transactions will be undertaken principally to accomplish the Fund's objectives. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a Security may be sold and another purchased at approximately the same time to take advantage of what UBT believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, due to such factors as changes in the overall demand for or supply of various types of securities or changes in the investment objectives of investors.

     The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase Securities (other than Cash Account Assets) for long-term investment. Under ordinary circumstances, Securities will be held for more than one year. While the rate of portfolio turnover will not be a limiting factor when UBT deems changes appropriate, it is anticipated that given the Fund's investment objective its annual portfolio turnover rate should not generally exceed 50%.

FUND TRANSACTIONS AND BROKERAGE ALLOCATION

     Subject to policies established by the Board of Trustees, UBT is responsible for decisions to buy and sell securities, futures contracts and options thereon for the Fund, the selection of brokers, dealers and futures commission merchants to effect transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on portfolio transactions, including options, futures contracts and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker-dealer or futures commission merchant. Purchases and sales of certain Securities on behalf of the Fund may be placed by UBT with the issuer or a primary or secondary market-maker for these securities on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as market-makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities. Purchases of underwritten issues may be made that will include an underwriting fee paid to the underwriter.

     UBT seeks to evaluate the overall reasonableness of the brokerage commissions paid (to the extent applicable) in placing orders for the purchase and sale of securities for the Fund taking into account such factors as price, commission (negotiable in the case of national securities exchange transactions), if any, size of order, difficulty of execution and skill required of the executing broker-dealer through its familiarity with commissions charged on comparable transactions, as well as by comparing commissions paid by the Fund to reported commissions paid by others.

UBT reviews on a routine basis commission rates, execution and settlement services performed, and makes internal and external comparisons.

     UBT is authorized, consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, when placing portfolio transactions for the Fund with a broker or dealer to pay a commission (to the extent applicable) in excess of that which another broker or dealer might have charged for effecting the same transaction, in recognition of the receipt of brokerage or research services from such broker or dealer. The term "brokerage and research services" means (a) advice, either directly or through publications or writings, as to (i) the value of securities, (ii) the advisability of investing in, purchasing or selling securities, and (iii) the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; or (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody) or required in connection therewith by applicable SEC or SRO rule. Higher commissions may be paid to firms that provide brokerage and research services to the extent permitted by law. UBT may use this research information in managing the Fund's assets, as well as the assets of other clients.

     Consistent with the policy stated above, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Board of Trustees may determine, UBT may consider sales of shares of the Fund and of other investment company clients of UBT as a factor in the selection of broker-dealers to execute portfolio transactions. UBT will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

     Except for implementing the policies stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market-makers for the security being traded unless, after exercising care, it appears that more favorable results are available otherwise.

     Although certain services obtained from brokers and dealers can be useful to the Fund and to UBT, it is the opinion of the Fund's management that such information is only supplementary to UBT's own research effort, since the information must still be analyzed, weighed and reviewed by UBT's staff. Such information may be useful to UBT in providing services to clients other than the Fund, and not all such information is used by UBT in connection with the Fund. Conversely, such information provided to UBT by brokers and dealers through whom other clients of UBT effect securities transactions may be useful to UBT in providing services to the Fund.

     In certain instances there may be securities that are suitable for the Fund, as well as for one or more of UBT's other clients. Investment decisions for the Fund and for UBT's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated between (among) clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
However, it is believed that the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                                MANAGEMENT OF THE FUND

ORGANIZATION OF THE TRUST

     The Fund was organized as a separate series of the Trust. The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated September 24, 1997 (the "Declaration of Trust"). The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value.

     Shares of the Trust do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series.

     Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or assessment by the Trust without his, her or its express consent.

TRUSTEES AND OFFICERS

     The names, addresses, principal occupations and other affiliations of the Trustees and executive officers of the Trust, during the past five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

                                  POSITION WITH         PRINCIPAL OCCUPATION
NAME AND ADDRESS            AGE      THE FUND            DURING PAST 5 YEARS
----------------            ---   -------------         --------------------

Harold H. Morley*            54   President and         President and Chief
5665 S.W. Meadows Rd.                Trustee            Executive Officer of
Suite 400                                               Morley Financial
Lake Oswego, OR  97035                                  Services, Inc.;
                                                        President and Chief
                                                        Executive Officer of
                                                        Morley Capital
                                                        Management, Inc.;
                                                        President and Chief
                                                        Executive Officer of
                                                        Union Bond & Trust
                                                        Company

Joan K. Hall                 43   Secretary             Senior Vice President
5665 S.W. Meadows Rd.                                   and Corporate Secretary
Suite 400                                               of Morley Financial
Lake Oswego, OR  97035                                  Services, Inc.; Senior
                                                        Vice President,
                                                        Financial Officer and
                                                        Corporate Secretary of
                                                        Morley Capital
                                                        Management, Inc.; Senior
                                                        Vice President,
                                                        Financial Officer and
                                                        Corporate Secretary of
                                                        Union Bond & Trust
                                                        Company

Frederick F. Fletcher        46   Treasurer             Controller of Morley
5665 S.W. Meadows Rd.                                   Financial Services,
Suite 400                                               Inc.; Corporate
Lake Oswego, OR  97035                                  Controller of Morley
                                                        Capital Management,
                                                        Inc.; Corporate
                                                        Controller of Union Bond
                                                        & Trust Company
                                                        Self-employed accountant
                                                        from 1994-1997; Director
                                                        of Sales for Evergreen
                                                        International from
                                                        1986-1994.

Donald W. Magnusen           55   Prospective Trustee   Senior Partner, Veber &
4380 S.W. Macadam Ave.                                  Partners; President of
Portland, OR  97219                                     Breezley Investment Co.
                                                        from 1994 to 1996;
                                                        Executive Vice President
                                                        of U.S. Bancorp from
                                                        1960 to 1994

Jan W. Jansen                51   Prospective Trustee   President of Strand,
720 S.W. Washington St.                                 Atkinson, Williams &
Suite 610                                               York; Vice President
Portland, OR  97205                                     and Manager of U.S.
                                                        Bancorp from 1988 to
                                                        1994


     The estimated compensation to be paid to the Trustees of the Trust for the fiscal year ending December 31, 1998, is set forth in the following table.

                                            ESTIMATED ANNUAL
                                              COMPENSATION
                     NAME                    FROM THE FUND
                     ----                   ----------------
              Harold H. Morley                    $0.00
              Jan W. Jansen                    $10,000.00
              Donald W. Magnusen               $10,000.00


     The Trust does not have any pension or retirement plans. As of ___________________, 1997, the Trustees and officers of the Trust and the Fund owned in the aggregate less than 1% of the shares of the Fund. As of the Effective Date of the Fund's Registration Statement, UBT owns 100% of the Fund's Shares by virtue of its purchase of $100,000 of Fund Shares in connection with the establishment of the Fund. UBT may, from time to time, purchase Fund Shares for certain of its collective trust funds. UBT will be deemed to having voting control of the Fund until purchases of Fund Shares by unaffiliated persons results in their ownership of more than 75% of the Fund's Shares.


INVESTMENT ADVISORY AND OTHER SERVICES

     GENERAL. Under the terms of the Trust's investment advisory agreement with UBT dated _________________, 1997 (the "Advisory Agreement"), UBT manages the Fund subject to the supervision and direction of the Board of Trustees. UBT will: (i) act in strict conformity with the Declaration of Trust, the 1940
Act and the Investment Advisers Act of 1940, as the same may from time to time be amended; (ii) manage the Fund in accordance with the Fund's investment objectives, restrictions and policies; (iii) make investment decisions for the Fund; and (iv) place purchase and sale orders for securities and other financial instruments on behalf of the Fund.

     UBT bears all expenses in connection with the performance of services under the Advisory Agreement. Subject to the Expense Limitation Agreement, the Trust and the Fund bear certain other expenses and costs incurred in its operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust who are not officers, directors or employees of UBT, First Financial Company or any of their affiliates; SEC fees and state Blue Sky qualification fees; charges of custodians and transfer and dividend disbursing agents; certain insurance premiums; outside auditing and legal expenses; costs of maintenance of corporate existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of shareholders, officers and Trustees of the Trust, and any extraordinary expenses.

     As of ________________________, 1997, the Fund had not commenced investment operations and had not incurred investment advisory fees.

     UBT has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Fund, UBT will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of UBT, its parent or its affiliates and, in dealing with its customers, UBT, its parent and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by UBT or any such affiliate.

     CONTROL AND MANAGEMENT OF INVESTMENT ADVISER. Morley Financial Services, Inc. ("MFS") owns 100% of the issued and outstanding voting securities of UBT. MFS is a corporation organized under the laws of the State of Oregon. MFS is a holding company which also owns 100% of the issued and outstanding voting securities of Morley Capital Management, Inc. ("Morley Capital"). Morley Capital is a corporation organized under the laws of the State of Oregon.
Morley Capital is a registered investment adviser which manages money for corporate, government, Taft Hartley, and bank intermediary clients on a national basis. Morley Capital currently has approximately $6.5 billion under management.

     As of September 15, 1997, virtually all of MFS' issued and outstanding voting securities were owned by Harold H. Morley (who is President and Chief Executive Officer of MFS, Morley Capital, and UBT), the MFS Employee
Stock Ownership Plan ("ESOP"), and Pacific Life Insurance Company ("Pacific Life"). Pursuant to the terms of a Voting Agreement, Mr. Morley has the ability to vote the shares held by Pacific Life. As a result of his ownership of shares in MFS and the Voting Agreement, Mr. Morley has the power
to vote the majority of MFS' voting securities.   Mr. Morley may be deemed to
be a controlling person of UBT due to his ownership of shares in MFS, his power to vote Pacific Life's shares in MFS, and his positions of President and Chief Executive Officer of UBT. Pacific Life and the ESOP may also be deemed to be controlling persons by virtue of their ownership of shares in MFS.

     Pacific Life, a California stock life insurance company founded in 1868, offers a complete portfolio of life, health, and retirement plans for individuals and businesses. Pacific Life is duly licensed to conduct insurance operations in the District of Columbia and every state except New York.

     Pacific Life has been a provider of stable value insurance and investment products since 1941. Pacific Life has a claims paying ability rating of Aa3 from Moody's and AA+ from S&P. As of December 31, 1996, Pacific Life and its affiliates had approximately $135 billion in total assets and funds under management.

     UBT is the investment adviser to the Fund. UBT is a state bank and trust company chartered in 1913 and reorganized under the laws of the state of Oregon in 1992.

     UBT provides a range of investment and fiduciary services to institutional clients. UBT maintains and manages common and pooled trust funds invested primarily in fixed income assets whose principal value is relatively stable. UBT currently has approximately $1.0 billion under management. UBT also acts as custodian with respect to similar fixed income assets.

     Notwithstanding Pacific Life's ownership interest in MFS, MFS and its subsidiaries are operated completely independently of Pacific Life. While Pacific Life has two representatives on MFS' Board of Directors (out of nine directors), Pacific Life and MFS otherwise have their own directors, officers, and employees, each is separately capitalized, and each maintains its own separate books and records and operates as an independent profit center.

     INVESTMENT ADVISORY AGREEMENT. UBT acts as investment adviser to the Fund pursuant to the terms of the Advisory Agreement. The Advisory Agreement provides certain limitations on UBT's liability, but also provides that UBT shall not be protected against any liability to the Fund or its shareholders by reason of wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its duties or obligations thereunder.

     As compensation for its services, the Fund is obligated to pay UBT a fee computed and accrued daily and paid monthly at an annual rate of 0.35% of the average daily net assets of the Fund. UBT has agreed voluntarily to waive 0.10% of that fee. In addition, in the interest of limiting the expenses of the Fund, UBT has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreement, UBT has agreed to waive or limit its fees and to assume other expenses (except for Rule 12b-1 Fees) to the extent necessary to limit the total annual operating expenses of each Class of the Fund (expressed as a percentage of average daily net assets and excluding Rule 12b-1 Fees) to no more than 0.40% for Class A, 0.40% for Class B and 0.75% for Class C of the Fund. Reimbursement by the Fund of the advisory fees waived or limited and other expenses reimbursed by UBT pursuant to the Expense Limitation Agreement may be made at a later date when the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund's assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by UBT is not permitted.

     The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated (i) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities upon 60 days' written notice to UBT or (ii) by UBT at any time without penalty upon 60 days' written notice to the Fund. The Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940
Act).

     ADMINISTRATOR. Under the Administration and Services Agreement, UBT is obligated to oversee the administration of the Fund's business and affairs and provide certain services required for effective administration of the Fund. UBT will supply and maintain office facilities (which may be in UBT's own offices); assist the Fund in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Fund, including the Fund's depository agent or sub-custodian, consultants, transfer agent, sub-transfer agents, intermediaries with respect to mutual fund alliance programs, dividend disbursing agent, sub-administrator, independent accountants, and independent legal counsel; maintain customary books and records on behalf of the Fund with respect to its own activities, and monitor and oversee the performance of any agents providing service to the Fund to ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Fund or on its behalf will be maintained in accordance with applicable laws and regulations;
monitor and review activities and procedures of the Fund and its agents in order to identify and seek to obtain possible service improvements and cost reductions; assist in developing, reviewing, maintaining, and monitoring the effectiveness of Fund accounting and compliance policies and procedures, including portfolio valuation procedures, expense allocation procedures, personal trading procedures, and the Fund's Code of Ethics; assist in developing, implementing, and monitoring the Fund's use of automated systems for the purchase, sale, redemption and transfer of Fund Shares and the payment of Rule 12b-1 fees to broker-dealers and others that provide personal services, distribution support services, and/or account maintenance services to shareholders, and for recording and tracking such transactions and/or payments; furnish to or place at the disposal of the Fund such information, reports, evaluations, analyses, and opinions relating to its administrative functions and the administrative functions performed by the Sub-Administrator, as the Fund may, at any time or from time to time, reasonably request or as UBT may deem helpful to the Fund; provide appropriate assistance in the development and/or preparation of all reports and communications by the Fund to Fund shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Fund's Shares under federal securities law; and respond to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to UBT.

     Under the Administrative Services Agreement, UBT is entitled to an annual fee of 0.25% of average daily net assets, of which it has agreed to waive 0.10%. As of __________________, 1997, the Fund had not commenced investment operations and had not incurred administrative services fees.

     SUB-ADMINISTRATOR. Prior to the effective date of the registration statement, UBT shall appoint a Sub-Administrator to assist UBT in connection with UBT's duties and responsibilities to the Fund under the Administration and Services Agreement. Generally, the Sub-Administrator shall perform or supervise the performance by others of all administrative services in connection with the operation of the Fund, other than those administrative services to be performed by UBT. The services to be provided by the Sub-Administrator shall include general administrative services, regulatory reporting services and fund accounting services.

     CUSTODIAN. UBT, whose address is 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97305, serves as Custodian for the Trust pursuant to the Custodian Agreement. As

Custodian, it holds the Fund's assets, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties. UBT will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.

     SUB-CUSTODIAN.  To Be Filed By Amendment.

     TRANSFER AGENT. [INSERT NAME] acts as the Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's Shares, acts as dividend and distribution disbursing agent and performs other accounting and shareholder service functions. In addition, [INSERT NAME] provides the Fund with certain monthly reports, record-keeping and other management-related services.

     COUNSEL AND INDEPENDENT ACCOUNTANTS. Dunn, Carney, Allen, Higgins & Tongue, 851 S.W. Sixth Avenue, Suite 1500, Portland, Oregon 97204, serves as counsel to the Trust. Coopers & Lybrand, 1300 S.W. Fifth Avenue, Suite 2700, Portland, OR 97201 acts as independent public accountants of the Trust.

     DISTRIBUTOR. Subject to receipt of necessary regulatory approvals, First Financial Company (the "Distributor") shall serve as the exclusive agent for distribution of shares of the Fund. Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor will be obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

     The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Fund upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

     The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act to enable the Fund to directly and indirectly bear certain expenses relating to the distribution of each Class of the Fund's Shares and/or the ongoing servicing or maintenance of existing shareholder accounts. Pursuant to the Distribution Plan, the Fund will pay the Distributor a fee at the aggregate annual rate of up to .25% of the Fund's average daily net assets attributable to its Class A and C Shares and .05% of the Fund's average daily net assets attributable to its Class B Shares. Among other things, the Distributor may use these fees to pay financial intermediaries, plan fiduciaries, and investment professionals ("Service Providers") to compensate them for providing to shareholders or the underlying beneficial owners of Shares: (i) personal support services; (ii) distribution assistance and distribution support services; and (iii) account maintenance services. The Distributor has voluntarily agreed to waive its fee with respect to the Class B Shares. The Distributor may terminate this waiver prospectively at any time. In addition, the Distributor and UBT, out of their own assets, may pay for certain expenses incurred in connection with the distribution of the Shares of the Fund or the servicing and maintenance of existing shareholder accounts.

     The Distributor shall prepare and deliver written reports to the Trust's Board of Trustees on a regular basis (at least quarterly) setting forth the payments made to the Distributor and Service Providers pursuant to the Distribution Plan, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board of Trustees may from time to time reasonably request.

     Except to the extent that the Administrator or UBT may benefit through increased fees from an increase in the net assets of the Fund which may have resulted in part from the expenditures, no interested person of the Fund nor any Trustee of the Trust who is not an interested person in the Fund had a direct or indirect financial interest in the operation of the Plan or any related agreement.

     As of [DATE], 1997, the Fund had not commenced investment operations and had not incurred any obligation to pay the Distributor for distribution services.

     BANKING REGULATORY MATTERS. UBT has been advised by its counsel that UBT may perform the services for the Fund contemplated by the Advisory Agreement and other activities for the Fund described in the Prospectus and this Statement of Additional Information without violation of the Glass-Steagall Act or other applicable banking laws or regulations. However, counsel has pointed out that future changes in either Federal or state statutes and regulations concerning the permissible activities of banks or trust companies, as well as future judicial or administrative decisions or interpretations of present and future statutes and regulations, might prevent UBT from continuing to perform those services for the Trust. State laws on this issue may differ from the interpretations of relevant Federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. If the circumstances described above should change, the Board of Trustees would review the relationship with UBT and consider taking all actions necessary under the circumstances.

                        PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

     Purchases and redemptions may be made on any day on which the New York Stock Exchange is open for business. Currently, the following holidays are observed by the Fund: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund are offered on a continuous basis.

     The Fund will offer and sell its shares at its net asset value per share, which will be determined in the manner set forth below.

     The net asset value of the Shares of each Class of the Fund will be determined once daily, immediately after the declaration of dividends, if any, at 4:00 p.m. Eastern time or, if the New York Stock Exchange closes early, at the time of such early closing. The net asset value per share of each Class of the Fund will be computed by dividing the investments represented by that Class, plus any cash or other assets, minus all liabilities, by the total number of outstanding shares of that Class of the Fund at such time. All expenses borne by the Fund and each of its Classes will be accrued daily.

     Debt securities (other than short-term debt obligations maturing in 60 days or less), including listed securities and securities for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Such market valuations may represent the last quoted price on the securities' major trading exchange or quotes received from dealers or market makers in the relevant securities or may be determined through the use of matrix pricing. In matrix pricing, pricing services may use various pricing models, involving comparable securities, historic relative price movements, economic factors and dealer quotations. Over-the-counter securities will normally be valued at the bid price. Short-term debtor obligations and money market securities maturing in 60 days or less are valued at amortized cost.

     Securities for which market quotations are not readily available are valued by UBT pursuant to procedures adopted by the Board of Trustees.

     The value of the Fund's Wrapper Agreements will be determined as described in the Prospectus, in accordance with procedures adopted by the Board of Trustees. Each quarter UBT will report to the Board of Trustees with respect to compliance with those procedures and the value of the Fund's Wrapper Agreements.

     The Fund's other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method that the Board of Trustees believes accurately reflects fair value.

REDEMPTION OF SHARES

     The Fund reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of the Fund's Securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund also reserves the right to suspend sales of its shares for any period during which the New York Stock Exchange, UBT, the Administrator, Transfer Agent and/or the Custodian are not open for business.

     The Fund intends that it usually will redeem its Shares for cash. The Fund is required to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund at the beginning of the period.

     As described in the Prospectus, however, the Fund reserves the right, in circumstances where in its sole discretion it determines that cash redemption payments would be undesirable, to honor any request for redemption of Class A or B Shares by making payment wholly or partly in Securities and in Wrapper Agreements, as the same may be chosen by UBT in its sole discretion (an "in kind redemption"). The Trust, on behalf of the Fund, is seeking an exemptive order from the SEC with respect to redemptions in kind made to 5% or greater shareholders of the Fund. Until such time as appropriate regulatory authorization is obtained, the Fund will not make redemptions in kind to 5% or greater shareholders of the Fund.

     Although the Fund will seek to maintain a stable net asset value per Share, the value of the Shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the Fund's assets (including the Wrapper Agreements) at the time of redemption.

                                       TAXATION

     The following is only a summary of certain income tax considerations generally affecting the Fund and its shareholders, and is not intended as a
substitute for careful tax planning.   Shareholders are urged to consult their
tax advisers with specific reference to their own tax situations, including their state and local income tax liabilities.

     FEDERAL INCOME TAX. The following discussion of federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

     The Fund intends to qualify as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By maintaining its qualifications as a RIC, the Fund intends to eliminate or reduce a nominal amount the federal taxes to which it may be subject.

     In order to qualify for that treatment, the Fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, interest, dividends, and the excess of short-term capital gain over net long-term capital loss) ("Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following:
(i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income, including gains from the options or future contracts (the "Income Requirement"); and (ii) the Fund's assets must be diversified, such that (a) at least 50% of the value of its total assets consist of cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets or 10% of the issuer's outstanding voting securities, and (b) not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers which are engaged in the same, similar or related trades or businesses if the Fund owns at least 20% of the voting power of such issuers.

     Even if the Fund meets the Distribution Requirement described above, the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, plus certain other amounts.

     The Fund's use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses it realizes in connection therewith. Gains from options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income for the Fund under the Income Requirement.

     If a Fund fails to qualify as a RIC for any taxable year, it will be taxable at regular corporate rates on its net investment income and net capital gain without any deductions for amounts distributed to shareholders. In such an event, all distributions (including capital gains distributions) will be taxable as ordinary dividends to the extent of that Fund's current and accumulated earnings and profits and such distributions will generally be eligible for the corporate dividends-received deduction.

     In certain cases, the Fund will be required to withhold, and remit to the U.S. Treasury, 31% of any distributions paid to a shareholder who (i) has failed to provide a correct taxpayer identification number, (ii) is subject to backup withholding by the Internal Revenue Service, or (iii) has not certified to the Fund that such shareholder is not subject to backup withholding.

     FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by those countries that would reduce the yield on its securities.
Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

     STATE TAXES. The Trust is organized as a Delaware business trust, and neither the Trust nor the Fund is liable for any income or franchise tax in the State of Delaware, provided that the Fund continues to qualify as a RIC.

     Distributions by the Fund to shareholders and the ownership of Shares may be subject to state and local taxes.


                                 FINANCIAL STATEMENTS

     To Be Filed By Amendment.

                               PERFORMANCE INFORMATION

     STANDARD PERFORMANCE INFORMATION. From time to time, quotations of the Share's performance may be included in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

     YIELD: Yield refers to the income generated by an investment over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond mutual funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.

     Performance information or advertisements may include comparisons of the Shares' investment results to various unmanaged indices or results of other mutual funds or investment or savings vehicles. From time to time, the Shares' ranking may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line, Inc. and Morningstar, Inc.

     Unlike some bank deposits or other investments that pay a fixed yield for a stated period of time, the total return of the Shares will vary depending upon interest rates, the current market value of the securities held by the Fund and the Wrapper Agreements and changes in the expenses of the Shares and the Fund. In addition, during certain periods for which total return may be provided, UBT may have voluntarily agreed to waive portions of its fees, or to reimburse certain operating expenses of the Fund on a month-to-month basis. Such waivers will have the effect of increasing the Shares' net income (and therefore its yield and total return) during the period such waivers are in effect.

     TOTAL RETURN: The Shares' average annual total return is calculated for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at the maximum public offering price with all distributions reinvested) to reach the value of that investment at the end of the periods. The Shares may also calculate total return figures that represent aggregate performance over a period or year-by-year performance.

     PERFORMANCE RESULTS: Any performance information provided for the Shares should not be considered as representative of its performance in the future, because the NAV and public offering price of Shares will vary based not only on the type, quality and maturities of the securities held by the Fund but also on changes in the current value of such securities and on changes in the expenses of the Fund. Total return reflects the performance of both principal and income.

     COMPARISONS OF FUND PERFORMANCE. Comparison of the quoted nonstandardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investment.

     In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Evaluations of the Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: ASIAN WALL STREET JOURNAL, BARRON'S, BUSINESS WEEK, CHANGING TIMES, THE KIPLINGER MAGAZINE, CONSUMER DIGEST, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, GLOBAL INVESTOR, INVESTOR'S DAILY, LIPPER ANALYTICAL SERVICES, INC.'S MUTUAL FUND PERFORMANCE ANALYSIS, MONEY, MORNINGSTAR, INC., NEW YORK TIMES, PERSONAL INVESTING NEWS, PERSONAL INVESTOR, SUCCESS, U.S. NEWS AND WORLD REPORT, VALUELINE, WALL STREET
JOURNAL, WEISENBERGER INVESTMENT COMPANIES SERVICES, WORKING WOMEN and WORTH.

                                       APPENDIX

DESCRIPTION OF RATING SERVICES

The ratings of rating services represent their opinions as to the quality of securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, UBT also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require the Fund to eliminate the obligation from its portfolio, but UBT will consider such an event in its determination of whether the Fund should continue to hold the obligation. The minimum rating required for an obligation to be purchased by the Fund is "investment grade" which means a rating of Baa or better by Moody's, BBB or better by S&P and BBB or better by Duff & Phelps. A description of the ratings referred to herein and in the Prospectus is set forth below.

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        Bonds rated Aa are judged to be of high quality by all standards.
          Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds rated Baa are considered as medium-grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds rated Caa are of poor standing. Such issues may be in default or elements of danger may be present with respect to principal or interest.

Ca Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.

C Bonds rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

          Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P'S CORPORATE BOND RATINGS:

AAA Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Although it usually exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB- rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.

CI The rating CI is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' LONG-TERM DEBT RATINGS:

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB Below-average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB        Below investment grade but deemed likely to meet obligation when due.
          Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment-grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP        Preferred stock with dividend arrearages.



DESCRIPTION OF MOODY'S SHORT-TERM DEBT RATINGS:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rates Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

DESCRIPTION OF S&P SHORT-TERM ISSUER CREDIT RATINGS:

A-1 Strong capacity to meet financial commitments. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely strong.

A-2 Satisfactory capacity to meet financial commitments. However, the obligor is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in the highest rating category.

A-3 Adequate capacity to meet financial obligations. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

DESCRIPTION OF DUFF & PHELPS' COMMERCIAL PAPER RATINGS:

D-1+ Highest certainty of timely payment. Short term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk free U.S. Treasury short term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

D-3 Satisfactory liquidity and other protection factors qualify issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


DESCRIPTION OF MOODY'S INSURANCE FINANCIAL STRENGTH RATINGS:

Aaa Exceptional financial security. While the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa Excellent financial security. Together with the Aaa group they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Questionable financial security. Often the ability of these companies to meet policyholder obligations maybe very moderate and thereby not well safeguarded in the future.

B Poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Lowest rated class of insurance company. Such companies can be regarded as having extremely poor prospects of ever offering financial security.

Numeric modifiers: Numeric modifiers are used to refer to the ranking within the group -- one being the highest and three being the lowest. However, the financial strength of companies within a generic rating symbol (Aa, for example) is broadly the same.

DESCRIPTION OF S&P CLAIMS PAYING ABILITY RATING DEFINITIONS:

SECURE RANGE: AAA TO BBB

AAA Superior financial security on an absolute and relative basis. Capacity to meet policyholder obligations is overwhelming under a variety of economic and underwriting conditions.

AA Excellent financial security. Capacity to meet policyholder obligations is strong under a variety of economic and underwriting conditions.

A Good financial security, but capacity to meet policyholder obligations is somewhat susceptible to adverse economic and underwriting conditions.

BBB Adequate financial security, but capacity to meet policyholder obligations is susceptible to adverse economic and underwriting conditions.

VULNERABLE RANGE: BB TO CCC

BB Financial security may be adequate, but capacity to meet policyholder obligations, particularly with respect to long-term or "long-tail" policies, is vulnerable to adverse economic and underwriting conditions.

B Vulnerable financial security. Currently able to meet policyholder obligations, but capacity to meet policyholder obligations is particularly vulnerable to adverse economic and underwriting conditions.

CCC Extremely vulnerable financial security. Continued capacity to meet policyholder obligations is highly questionable unless favorable economic and underwriting conditions prevail.

R Regulatory action. As of the date indicated, the insurer is under supervision of insurance regulators following rehabilitation, receivership, liquidation, or any other action that reflects regulatory concern about the insurer's financial condition. Information on this status is provided by the National Association of Insurance Commissioners and other regulatory bodies. Although believed to be accurate, this information is not guaranteed. The "R" rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

Plus (+) or minus (-) Ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DUFF & PHELPS' CLAIMS PAYING ABILITY RATINGS:

AAA       Highest claims paying ability.  Risk factors are negligible.

AA Very high claims paying ability. Protection Factors are strong. Risk is modest, but may vary slightly over time due to economic and/or underwriting conditions.

A High claims paying ability. Protection factors are average and there is an expectation of variability in risk over time due to economic and/or underwriting conditions.

BBB Adequate claims paying ability. Protection factors are adequate. There is considerable variability in risk over time due to economic and/or underwriting conditions.

BB Uncertain claims paying ability and less than investment grade quality. However, the company is deemed likely to meet these obligations when due. Protection factors will vary widely with changes in economic and/or underwriting conditions.

B Possessing risk that policyholder and contractholder obligations will not be paid when due. Protection factors will vary widely with changes in economic and underwriting conditions or company fortunes.

CCC There is substantial risk that policyholder and contractholder obligations will not be paid when due. Company has been or is likely to be placed under state insurance department supervision.

DD        Company is under an order of liquidation.


                     [END OF STATEMENT OF ADDITIONAL INFORMATION]

                                        PART C

                                  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

    (a)  FINANCIAL STATEMENTS:

         Financial Statements included in Part A:

                 None

         Financial Statements included in Part B:

                 (i)    Report of Independent Certified Public Accountants

                 (ii)   Statement of Assets and Liabilities as of _________,
                        1997.

    (b)  EXHIBITS:

         (1)     Declaration of Trust

         (2)     By-Laws of the Trust

         (3)     Voting Trust Agreement - Not Applicable

         (4) Instruments Defining the Rights of Holders of the Registrant's Shares of Beneficial Interest - See Item 24(b)(1)

         (5)     Form of Investment Advisory Agreement

         (6)     (a)    Form of Distribution Agreement (to be filed by
                        amendment)

         (6)     (b)    Form of Selected Dealer Agreement (to be filed by
                        amendment)

         (7)     Bonus, Profit Sharing or Pension Plans - Not Applicable

         (8)     Form of Custodian Agreement (to be filed by amendment)

         (9) Form of Administration and Services Agreement (to be filed by amendment)

         (10) Opinion and Consent of Dunn, Carney, Allen, Higgins & Tongue (to be filed by amendment)

         (11) Consent of Independent Certified Public Accountants (to be filed by amendment)

         (12)    Financial Statements Omitted from Item 23 - Not Applicable

         (13)    Form of Purchase Agreement (attached)

         (14)    Retirement Plan - Not Applicable

         (15) Plan of Distribution pursuant to Rule 12b-1 (to be filed by amendment)

         (16)    Schedule for Computation of Performance Quotations - Not
                 Applicable

         (17)    Financial Data Schedule (to be filed by amendment)

         (18)    Plan Pursuant to Rule 18f-3 (to be filed by amendment)


Item 25. Persons Controlled By or Under Common Control With The Trust.

         Upon commencement of the Trust's operations, UBT will be the sole initial shareholder of the Trust and will control the Trust by virtue of its ownership of 100% of the Trust's Shares. UBT may, from time to time, purchase Fund Shares for certain of its collective trust funds. By virtue of its ownership of Fund Shares and its ability to vote Shares held by its collective trust funds, UBT may be deemed to be a controlling person of the Trust until more than 75% of the Fund's Shares are owned by unaffiliated persons.

         UBT is a wholly-owned subsidiary of Morley Financial Services, Inc. ("MFS"), an Oregon corporation. MFS is a holding company, which also wholly-owns Morley Capital Management Inc. ("Morley Capital"), an Oregon corporation, which is a registered investment adviser.

         As described in the Statement of Additional Information, as of September 15, 1997, virtually all of MFS' issued and outstanding voting securities were owned by Harold H. Morley (who is President and Chief Executive Officer of MFS, Morley Capital, and UBT), the MFS Employee Stock Ownership Plan (the "ESOP"), and Pacific Life Insurance Company ("Pacific Life"), a California stock life insurance company. Through its ownership of MFS shares, Pacific Life may be deemed to be a controlling person of MFS and, indirectly, of UBT. Pursuant to the terms of a Voting Agreement, the power to vote the MFS shares owned by Pacific Life is held by Mr. Morley. Pacific Life, directly and through its subsidiaries, engages in the insurance and other financial services businesses, including institutional and mutual fund asset management, financial planning, reinsurance, and junior capital investment.

         As a result of his ownership of shares in MFS and the Voting Agreement, Mr. Morley has the power to vote the majority of MFS' voting securities. Mr. Morley may be deemed to be a controlling person of UBT due to his ownership of shares in MFS, his power to vote Pacific Life's shares in MFS, and his positions of President and Chief Executive Officer of UBT. The ESOP may also be deemed to be a controlling person of UBT by virtue of its ownership of MFS shares.


Item 26. Number of Holders of Securities.


                 Title of Class             Number of Record Holders
                 --------------             ------------------------

         Portland Stable Investment Fund         Class A:  0
                                                 Class B:  1
                                                 Class C:  0


Item 27. Indemnification.

         Under Section 2 Article VII of Registrant's Agreement and Declaration of Trust, any past or present Trustee or officer of Registrant (including persons who serve at Registrant's request as directors, officers or trustees of another organization in which Registrant has any interest as a shareholder, creditor or otherwise [hereinafter referred to as a "Covered Person"]) is indemnified to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any action, suit or proceeding to which he may be a party or otherwise involved by reason of his being or having been a Covered Person. This provision does not authorize indemnification when it is determined, in the manner specified in the Agreement and Declaration of Trust, that such Covered Person would otherwise be liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to Trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 28. Business and Other Connections of Investment Adviser.

         UBT serves as investment adviser to the Trust. UBT, a trust company organized under the laws of the State of Oregon, is a wholly owned subsidiary of Morley Financial Services, Inc., an Oregon corporation. UBT conducts a variety of trust activities.

         To the knowledge of the Trust, none of the directors or officers of UBT, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers also hold various positions with and engage in business for Morley Financial Services, Inc. Set forth below are the names and principal businesses of the directors and officers of UBT who are, or during the past two fiscal years have been, engaged in any other business, profession, vocation or employment of a substantial nature. These persons may be contacted c/o UBT, 5665 SW Meadows Rd., Suite 400, Lake Oswego, Oregon 97035.

         Name and Principal Business Address, Principal Occupation and Other Information.

         Donald C. Burdick, 434 Ridgeway Road, Lake Oswego, OR 97034 Independent Consultant and Investor-Director, Morley Financial Services, Inc.


Item 29. Principal Underwriters.

    (a) First Financial Company is the Distributor for shares of the Registrant. First Financial Company does not act as principal underwriter for any other investment company.

    (b) Set forth below are the names, principal business addresses and positions of each officer of the Distributor.

    NAME AND PRINCIPAL       POSITIONS AND OFFICES      POSITIONS AND OFFICES
     BUSINESS ADDRESS           WITH DISTRIBUTOR           WITH REGISTRANT
    ------------------       ---------------------      ---------------------

    Richard T. Borst         President, Secretary               None
    2155 Bridle Way              and Director
    West Linn, OR  97065


    (c)  Not Applicable.


Item 30. Location of Accounts and Records.

         All accounts and records of Registrant are maintained by Union Bond & Trust Company, 5665 S.W. Meadows Rd., Suite 400, Lake Oswego, OR 97035.


Item 31. Management Services.

         Not Applicable.


Item 32. Undertakings.

         (a)     Inapplicable.

         (b) The Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act Registration Statement.

         (c)     Inapplicable.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Portland and State of Oregon, on this 8th day of October, 1997.

                                  THE PORTLAND MUTUAL FUNDS



                                  By:  /s/ Joan K. Hall
                                     ------------------------------
                                       Joan K. Hall
                                       Secretary

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


    Signature                          Title              Date
    ---------                          -----              ----

/s/ Harold H. Morley          President and Trustee     October 8, 1997
---------------------------                             ---------------
Harold H. Morley





/s/ Frederick F. Fletcher            Treasurer          October 8, 1997
---------------------------    (Principal Financial     ---------------
Frederick F. Fletcher          and Accounting Officer)

                                  POWER OF ATTORNEY

    The undersigned Trustee and officers, as indicated respectively below, of The Portland Mutual Funds (the "Trust") each hereby constitutes and appoints the President, Secretary and each Assistant Secretary of the Trust, each of them with full powers of substitution, as his true and lawful attorney-in-fact and agent to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, and all other documents, filed by the Trust with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended, and (as applicable) the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with such Acts, the rules, regulations and requirements of the SEC, and the securities or Blue Sky laws of any state or other jurisdiction, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC and such other jurisdictions, and the undersigned each hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents has, and may exercise, all of the powers hereby conferred. The undersigned each hereby revokes any Powers of Attorney previously granted with respect to any Trust concerning the filings and actions described herein.

    IN WITNESS WHEREOF, each of the undersigned has hereunto set his hand as of the 8th day of October, 1997.


         Signatures                                   Title
         ----------                                   -----

/s/ Harold H. Morley
------------------------------------        President and Trustee of The Trust
Harold H. Morley

/s/ Joan K. Hall
------------------------------------        Secretary of the Trust
Joan K. Hall

/s/ Frederick F. Fletcher
------------------------------------        Treasurer of the Trust
Frederick F. Fletcher

                                       CONSENT


    Pursuant to the requirements of Rule 438 under the Securities Act of 1933, as amended, the undersigned prospective Trustees of The Portland Mutual Funds (the "Trust") each hereby consents to the filing of this Registration Statement on Form N-1A, and any and all amendments thereto, in which the undersigned are named as prospective Trustees of the Trust.



         Signatures                                     Date
         ----------                                     ----

/s/ Donald W. Magnusen                                October 8, 1997
---------------------------------------               ---------------
Donald W. Magnusen
Prospective Trustee


/s/ Jan W. Jansen                                     October 8, 1997
---------------------------------------               ---------------
Jan W. Jansen
Prospective Trustee

                              THE PORTLAND MUTUAL FUNDS

                                    EXHIBIT INDEX

EXHIBIT NUMBER:

         (1)     Declaration of Trust

         (2)     By-Laws of the Trust

         (5)     Form of Investment Advisory Agreement

         (13)    Form of Purchase Agreement